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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2010 through October 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                        Pioneer High
                        Yield Fund
--------------------------------------------------------------------------------
                        Annual Report | October 31, 2011
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A TAHYX
                        Class B TBHYX
                        Class C PYICX
                        Class R TYHRX
                        Class Y TYHYX
                        Class Z TAHZX

                        [LOGO]PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          46
Notes to Financial Statements                                                 56
Report of Independent Registered Public Accounting Firm                       66
Trustees, Officers and Service Providers                                      68

                         Pioneer High Yield Fund | Annual Report | 10/31/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

2    Pioneer High Yield Fund | Annual Report | 10/31/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer High Yield Fund | Annual Report | 10/31/11    3

Portfolio Management Discussion | 10/31/11

After rallying through July 2011, the high-yield market suffered steep declines in August and September before rebounding strongly in October. In the following interview, Tracy Wright and Andrew Feltus talk about the market environment over the 12-month period ended October 31, 2011, and how Pioneer High Yield Fund performed in that environment. Ms. Wright, senior vice president and portfolio manager at Pioneer, and Mr. Feltus, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Fund.

Q     How did the Fund perform during the 12 months ended October 31, 2011?

A Over the 12 months ended October 31, 2011, Pioneer High Yield Fund Class A shares returned 3.20% at net asset value, while the Fund's benchmarks, the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 4.81% and 0.62%, respectively. Over the same period, the average return of the 495 mutual funds in Lipper's High Current Yield Funds category was 3.60%. As of October 31, 2011, the standard 30-day SEC yield on the Fund's Class A shares was 6.42%, with and without fees waived.

Q Could you describe the investment environment for high-yield bonds over the 12 months ended October 31, 2011?

A The period was volatile. During the 12 months ended October 31, 2011, we saw stronger-than-expected U.S. economic data for the most part, rebounding commercial and industrial loan demand, manufacturing growth, multi-year highs in certain consumer credit data, and continued accommodative monetary policy from the Federal Reserve Board (the Fed). There were, however, many reasons for investors to worry during the period, including political unrest in the Middle East; the March 2011 Japanese tsunami crisis and the subsequent production problems it caused; a U.S. long-term sovereign credit rating downgrade by Standard & Poor's in August, after less-than-productive negotiations about cutting spending and balancing the budget; and the ongoing European sovereign-debt issues that threatened global growth. Riskier assets including high-yield securities performed well until the late summer of 2011, when they traded off precipitously before rebounding right before the end of the 12-month period.

4    Pioneer High Yield Fund | Annual Report | 10/31/11

Q What were the main factors that influenced the Fund's benchmark-relative performance during the 12 months ended October 31, 2011?

A The Fund underperformed its main benchmark, the BofA ML High Yield Master II Index, during the period. Among the factors that detracted from relative results was the Fund's allocation to convertible securities -- which underperformed high yield during the period. However, security selection within the asset class offset the negativity, particularly in health care and telecommunications. In fixed income, security selection in utilities and services curtailed the Fund's relative returns, as did stock selection within the technology and industrials sectors. The Fund's holdings in airport municipal bonds also hurt performance.

      On the plus side, returns were helped by overall security selection within fixed income, with a positive influence also coming from a Fund overweight in capital goods, an underweight in banking, and security selection within real estate and telecommunications. Further, holding equity investments proved fruitful for Fund returns during the period, as stocks outperformed high yield.

Q What was your investment strategy for the Fund during the 12 months ended October 31, 2011?

A The Fed's monetary policies designed to stimulate growth -- combined with a better economic outlook -- reinforced our faith during the period that riskier assets could continue to outperform, although at a slower rate. We felt that high-yield securities remained attractive given the availability of credit to issuers, low default expectations, improving balance sheets and positive earnings reports. At the same time, we found equities and convertibles to be attractively valued and thus maintained allocations to those investments -- which are not part of the BofA ML High Yield Master II Index -- in the portfolio. Signs of slowing economic growth would undermine the upside potential of the asset classes, and would lead us to trim the Fund's positions.

      Among all asset classes, we continued to find commodities and industrials to be particularly attractive sectors during the 12-month period. Nevertheless, we paid attention to possible monetary policy tightening in China and other developing nations, which would change our outlook for those sectors. We also kept a close eye on the sovereign-debt crisis developing in Europe. Overall, we continued to focus on security selection as the primary driver of Fund performance.

                         Pioneer High Yield Fund | Annual Report | 10/31/11    5

Q Which Fund holdings detracted the most from benchmark-relative performance during the 12 months ended October 31, 2011, and which holdings contributed the most to performance?

A Several of the Fund's main performance detractors during the period came from the equity allocation in the portfolio, including smart-meter manufacturer Itron, which underperformed because of weak financial results and uncertainty about the firm's future earnings growth; Digital Globe, a satellite imagery provider; and smartphone manufacturer Research in Motion. Other Fund investments that underperformed during the 12-month period included convertibles holdings in oil services provider Exterran and an investment in bonds issued by tobacco leaf merchant Alliance One.

      On the plus side, the convertible securities of industrial distributor WESCO International appreciated due to the company's improved earnings growth. Forest City Enterprises, a real estate operating company, enjoyed better earnings due to lower vacancy rates, boosting the Fund's investments in the firm's bonds and convertible securities. Other contributors to performance included the convertible securities of Nuance Communications, a voice-recognition software developer; the convertibles of Roper Industries, an industrial manufacturer; and bonds issued by Nova Chemicals, a commodity chemicals company.

Q     What is your outlook for the year to come?

A We believe the U.S. economy will continue to exhibit modest growth. Corporations continue to post solid earnings and, for the most part, have maintained positive earnings outlooks. They also have strong balance sheets, including high cash levels. Auto production rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami, and retail sales have remained solid despite low consumer confidence. Despite high overall unemployment in the U.S., private-sector employment has grown consistently since February 2010. Risks to our forecast include possible contagion from the European sovereign-debt and banking crisis; the fiscal drag from federal and state budget cuts in the U.S.; and potential capital-market volatility.

      While market volatility may continue until after the European crisis is fully addressed, we believe the volatility has given rise to attractive investment opportunities. For a number of reasons, U.S. Treasuries have rallied to the point where they offer little value and very low yields. We believe investors will respond to that environment by seeking better income beyond Treasuries. Valuations of high-yield and convertible securities have become more attractive, and we think that the Fed's commitment to continued low interest rates -- coupled with modest economic growth -- should continue to be supportive of the high-yield and convertibles markets.

6    Pioneer High Yield Fund | Annual Report | 10/31/11

Please refer to the Schedule of Investments on pages 18-45 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                         Pioneer High Yield Fund | Annual Report | 10/31/11    7

Portfolio Summary | 10/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       41.0%
Convertible Corporate Bonds                                                18.7%
Temporary Cash Investments                                                 17.3%
U.S. Common Stocks                                                         11.8%
Senior Secured Loans                                                        6.3%
Preferred Stocks                                                            3.6%
Municipal Bonds                                                             1.2%
Asset Backed Securities                                                     0.1%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on Standard & Poor's ratings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                                         2.0%
BB                                                                         25.1%
B                                                                          40.6%
CCC & Lower                                                                11.3%
Not Rated                                                                   9.8%
Cash Equivalents                                                           11.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. WESCO International, Inc., 6.0%, 9/15/29                               2.79%
 2. Nova Chemicals Corp., 7.875%, 9/15/25                                  2.46
 3. Forest City Enterprises, Inc., 6.5%, 2/1/17                            2.18
 4. Forest City Enterprises, Inc., 7.0%, 12/31/49                          1.97
 5. Tesoro Corp., 6.625%, 11/1/15                                          1.85
 6. Roper Industries, Inc., 1.4813%, 1/15/34                               1.45
 7. LyondellBasell Industries NV                                           1.36
 8. Massey Energy Co., 3.25%, 8/1/15                                       1.31
 9. Ford Motor Co., 4.25%, 11/15/16                                        1.21
10. Nuance Communications, 2.75%, 8/15/27                                  1.14

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer High Yield Fund | Annual Report | 10/31/11

Prices and Distributions | 10/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                               10/31/11                            10/31/10
--------------------------------------------------------------------------------
  A                                  $ 9.67                              $ 9.88
--------------------------------------------------------------------------------
  B                                  $ 9.75                              $ 9.95
--------------------------------------------------------------------------------
  C                                  $ 9.84                              $ 0.04
--------------------------------------------------------------------------------
  R                                  $10.82                              $ 1.03
--------------------------------------------------------------------------------
  Y                                  $ 9.67                              $ 9.88
--------------------------------------------------------------------------------
  Z                                  $ 9.33                              $ 9.86
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-10/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Short-Term            Long-Term
Class            Net Investment Income        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
  A                     $ 0.5401                   $ --                $ --
--------------------------------------------------------------------------------
  B                     $ 0.4518                   $ --                $ --
--------------------------------------------------------------------------------
  C                     $ 0.4725                   $ --                $ --
--------------------------------------------------------------------------------
  R                     $ 0.5584                   $ --                $ --
--------------------------------------------------------------------------------
  Y                     $ 0.5743                   $ --                $ --
--------------------------------------------------------------------------------
  Z                     $ 0.5648                   $ --                $ --
-------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 10-15.

                         Pioneer High Yield Fund | Annual Report | 10/31/11    9

Performance Update | 10/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                                     Net             Public
                                                     Asset Value     Offering
Period                                               (NAV)           Price (POP)
--------------------------------------------------------------------------------
10 Years                                             7.78%            7.29%
5 Years                                              5.44             4.48
1 Year                                               3.20            -1.48
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                                     Gross           Net
--------------------------------------------------------------------------------
                                                     1.18%            1.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High             BofA ML High Yield          BofA ML All Convertibles
                Yield Fund               Master II Index           Speculative Quality Index
10/01             $ 9,550                    $10,000                        $10,000
                  $ 9,223                    $ 9,347                        $ 9,736
10/03             $12,620                    $12,441                        $13,907
                  $13,627                    $13,951                        $15,137
10/05             $14,102                    $14,504                        $15,483
                  $15,508                    $16,003                        $17,966
10/07             $17,539                    $17,099                        $20,127
                  $11,878                    $12,565                        $11,445
10/09             $16,367                    $18,695                        $16,474
                  $19,585                    $22,296                        $20,629
10/11             $20,212                    $23,369                        $20,855

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10    Pioneer High Yield Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                                        If              If
Period                                                  Held            Redeemed
--------------------------------------------------------------------------------
 10 Years                                               7.01%            7.01%
 5 Years                                                4.70             4.70
 1 Year                                                 2.41            -1.51
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                                        Gross           Net
--------------------------------------------------------------------------------
                                                        1.96%            1.96%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High             BofA ML High Yield          BofA ML All Convertibles
                Yield Fund               Master II Index           Speculative Quality Index
10/01             $10,000                    $10,000                         $10,000
                  $ 9,580                    $ 9,347                         $ 9,736
10/03             $13,023                    $12,441                         $13,907
                  $13,964                    $13,951                         $15,137
10/05             $14,328                    $14,504                         $15,483
                  $15,653                    $16,003                         $17,966
10/07             $17,568                    $17,099                         $20,127
                  $11,820                    $12,565                         $11,445
10/09             $16,182                    $18,695                         $16,474
                  $19,229                    $22,296                         $20,629
10/11             $19,691                    $23,369                         $20,855

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    11

Performance Update | 10/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                                        If              If
Period                                                  Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                                7.03%           7.03%
5 Years                                                 4.75            4.75
1 Year                                                  2.59            2.59
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                                        Gross           Net
--------------------------------------------------------------------------------
                                                        1.88%           1.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High             BofA ML High Yield          BofA ML All Convertibles
                Yield Fund               Master II Index           Speculative Quality Index
10/01             $10,000                    $10,000                         $10,000
                  $ 9,583                    $ 9,347                         $ 9,736
10/03             $13,011                    $12,441                         $13,907
                  $13,948                    $13,951                         $15,137
10/05             $14,317                    $14,504                         $15,483
                  $15,638                    $16,003                         $17,966
10/07             $17,570                    $17,099                         $20,127
                  $11,811                    $12,565                         $11,445
10/09             $16,183                    $18,695                         $16,474
                  $19,223                    $22,296                         $20,629
10/11             $19,720                    $23,369                         $20,855

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12    Pioneer High Yield Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                                        If              If
Period                                                  Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                                7.55%           7.55%
5 Years                                                 5.25            5.25
1 Year                                                  3.03            3.03
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                                        Gross           Net
--------------------------------------------------------------------------------
                                                        1.49%           1.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High             BofA ML High Yield          BofA ML All Convertibles
                Yield Fund               Master II Index           Speculative Quality Index
10/01             $10,000                    $10,000                         $10,000
                  $ 9,610                    $ 9,347                         $ 9,736
10/03             $13,131                    $12,441                         $13,907
                  $14,188                    $13,951                         $15,137
10/05             $14,620                    $14,504                         $15,483
                  $16,034                    $16,003                         $17,966
10/07             $18,080                    $17,099                         $20,127
                  $12,230                    $12,565                         $11,445
10/09             $16,844                    $18,695                         $16,474
                  $20,098                    $22,296                         $20,629
10/11             $20,708                    $23,369                         $20,855

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    13

Performance Update | 10/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                                        If              If
Period                                                  Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                                8.24%           8.24%
5 Years                                                 5.94            5.94
1 Year                                                  3.55            3.55
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                                        Gross           Net
--------------------------------------------------------------------------------
                                                        0.79%           0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer High             BofA ML High Yield          BofA ML All Convertibles
                Yield Fund               Master II Index           Speculative Quality Index
10/01           $ 5,000,000                $ 5,000,000                     $ 5,000,000
                $ 4,842,912                $ 4,673,309                     $ 4,867,885
10/03           $ 6,647,477                $ 6,220,297                     $ 6,953,705
                $ 7,203,741                $ 6,975,686                     $ 7,568,267
10/05           $ 7,486,289                $ 7,251,865                     $ 7,741,282
                $ 8,266,771                $ 8,001,638                     $ 8,982,885
10/07           $ 9,381,002                $ 8,549,488                     $10,063,569
                $ 6,398,512                $ 6,282,411                     $ 5,722,347
10/09           $ 8,867,435                $ 9,347,399                     $ 8,237,077
                $10,654,830                $11,147,932                     $10,314,540
10/11           $11,033,051                $11,684,493                     $10,427,426

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14    Pioneer High Yield Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                                        If              If
Period                                                  Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                                7.58%           7.58%
5 Years                                                 5.05            5.05
1 Year                                                  0.06            0.06
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                                        Gross           Net
--------------------------------------------------------------------------------
                                                        0.98%           0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High             BofA ML High Yield          BofA ML All Convertibles
                Yield Fund               Master II Index           Speculative Quality Index
10/01             $10,000                    $10,000                         $10,000
                  $ 9,658                    $ 9,347                         $ 9,736
10/03             $13,214                    $12,441                         $13,907
                  $14,268                    $13,951                         $15,137
10/05             $14,766                    $14,504                         $15,483
                  $16,239                    $16,003                         $17,966
10/07             $18,384                    $17,099                         $20,127
                  $12,546                    $12,565                         $11,445
10/09             $17,248                    $18,695                         $16,474
                  $20,757                    $22,296                         $20,629
10/11             $20,770                    $23,369                         $20,855

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2011 through October 31, 2011.

--------------------------------------------------------------------------------------------------------
Share Class                 A             B             C             R             Y             Z
--------------------------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 5/1/11
--------------------------------------------------------------------------------------------------------
Ending Account Value    $   916.52    $   913.23    $   914.02    $   916.07    $   918.08    $   885.57
(after expenses)
on 10/31/11
--------------------------------------------------------------------------------------------------------
Expenses Paid           $     5.60    $     9.84    $     9.02    $     7.05    $     3.92    $     4.04
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratios of 1.16%, 2.04%, 1.87%, 1.46%, 0.81% and 0.85% for Class A, Class B, Class C, Class
      R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16    Pioneer High Yield Fund | Annual Report | 10/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2011 through October 31, 2011.

--------------------------------------------------------------------------------------------------------
Share Class                 A             B             C             R             Y             Z
--------------------------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 5/1/11
--------------------------------------------------------------------------------------------------------
Ending Account Value    $ 1,019.36    $ 1,014.92    $ 1,015.78    $ 1,017.85    $ 1,021.12    $ 1,020.92
(after expenses)
on 10/31/11
--------------------------------------------------------------------------------------------------------
Expenses Paid           $     5.90    $    10.36    $     9.50    $     7.43    $     4.13    $     4.33
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratios of 1.16%, 2.04%, 1.87%, 1.46%, 0.81% and 0.85% for Class A, Class B, Class C, Class
      R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer High Yield Fund | Annual Report | 10/31/11    17

Schedule of Investments | 10/31/11 (Consolidated)

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 19.6%
                                              ENERGY -- 2.7%
                                              Coal & Consumable Fuels -- 1.3%
   4,505,000                       CCC+/B2    James River Coal Co., 3.125%, 3/15/18                   $    3,299,913
  30,858,000                        BB-/NR    Massey Energy Co., 3.25%, 8/1/15                            28,736,513
                                                                                                      --------------
                                                                                                      $   32,036,426
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.4%
   9,258,000                         BB/NR    Exterran Holdings, Inc., 4.25%,
                                              6/15/14 (b)                                             $    8,378,490
   2,034,000                       CCC+/NR    Newpark Resources, Inc., 4.0%, 10/1/17                       2,285,708
                                                                                                      --------------
                                                                                                      $   10,664,198
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 1.0%
  25,033,000                       BB+/Ba3    Chesapeake Energy, 2.5%, 5/15/37 (b)                    $   24,813,961
                                                                                                      --------------
                                              Total Energy                                            $   67,514,585
--------------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.2%
                                              Steel -- 0.2%
   5,740,000                        BB+/NR    Steel Dynamics, Inc., 5.125%,
                                              6/15/14 (b)                                             $    6,113,100
                                                                                                      --------------
                                              Total Materials                                         $    6,113,100
--------------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 5.2%
                                              Construction & Farm Machinery & Heavy Trucks -- 1.1%
   3,700,000                         NR/NR    Greenbrier Cos, Inc., 3.5%, 4/1/18                      $    3,108,000
  21,675,000                          B/B1    Navistar International Corp., 3.0%,
                                              10/15/14                                                    24,276,000
                                                                                                      --------------
                                                                                                      $   27,384,000
--------------------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 1.7%
  10,874,000                          B/B2    General Cable Corp., 4.5%, 11/15/29                     $   11,118,665
  31,602,000                      BB+/Baa3    Roper Industries, Inc., 1.4813%, 1/15/34                    31,918,020
                                                                                                      --------------
                                                                                                      $   43,036,685
--------------------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 2.4%
  32,627,000                          B/NR    WESCO International, Inc., 6.0%,
                                              9/15/29                                                 $   61,338,760
                                                                                                      --------------
                                              Total Capital Goods                                     $  131,759,445
--------------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.3%
                                              Airlines -- 0.1%
   2,575,000                         B-/B3    Continental Airlines, Inc., 4.5%, 1/15/15               $    3,186,563
--------------------------------------------------------------------------------------------------------------------
                                              Marine -- 0.2%
   5,993,000                         NR/NR    DryShips, Inc., 5.0%, 12/1/14                           $    4,464,785
                                                                                                      --------------
                                              Total Transportation                                    $    7,651,348
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 1.1%
                                              Automobile Manufacturers -- 1.1%
  17,861,000                       BB+/Ba2    Ford Motor Co., 4.25%, 11/15/16                         $   26,568,238
                                                                                                      --------------
                                              Total Automobiles & Components                          $   26,568,238
--------------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.6%
                                              Homebuilding -- 0.6%
  11,230,000                       BB-/Ba3    D.R. Horton, Inc., 2.0%, 5/15/14                        $   12,353,000
   3,015,000                         B+/B3    Lennar Corp., 2.75%, 12/15/20                                3,094,144
                                                                                                      --------------
                                                                                                      $   15,447,144
                                                                                                      --------------
                                              Total Consumer Durables & Apparel                       $   15,447,144
--------------------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.3%
                                              Automotive Retail -- 0.3%
   5,100,000                       B+/Caa3    Sonic Automotive, Inc., 5.0%, 10/1/29                   $    6,712,875
                                                                                                      --------------
                                              Total Retailing                                         $    6,712,875
--------------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.3%
                                              Tobacco -- 0.3%
   9,065,000                     CCC+/Caa1    Alliance One International, Inc., 5.5%,
                                              7/15/14                                                 $    7,059,369
                                                                                                      --------------
                                              Total Food, Beverage & Tobacco                          $    7,059,369
--------------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                                              Health Care Equipment -- 0.1%
   2,505,000                        BB+/NR    Hologic, Inc., 2.0%, 12/15/37 (b)                       $    2,658,431
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.3%
   9,460,000                         B-/NR    Alere, Inc., 3.0%, 5/15/16 (b)                          $    9,010,650
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 1.0%
   8,600,000                         NR/NR    WebMD Health Corp., 2.25%, 3/31/16                      $    7,944,250
  18,725,000                         NR/NR    WebMD Health Corp., 2.5%, 1/31/18                           16,454,594
                                                                                                      --------------
                                                                                                      $   24,398,844
                                                                                                      --------------
                                              Total Health Care Equipment & Services                  $   36,067,925
--------------------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 2.4%
                                              Biotechnology -- 2.4%
   4,925,000                          B/NR    BioMarin Pharmaceutical, Inc., 1.875%,
                                              4/23/17                                                 $    8,668,000
   5,500,000                         NR/NR    Cubist Pharmaceuticals, Inc., 2.25%,
                                              6/15/13                                                      7,205,000
  13,876,000                         NR/NR    Cubist Pharmaceuticals, Inc., 2.5%,
                                              11/1/17                                                     19,981,440
  22,590,000                         NR/NR    Vertex Pharmaceuticals, Inc., 3.35%,
                                              10/1/15                                                     24,199,538
                                                                                                      --------------
                                                                                                      $   60,053,978
                                                                                                      --------------
                                              Total Pharmaceuticals & Biotechnology                   $   60,053,978
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    19

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.2%
                                              Consumer Finance -- 0.2%
   4,150,000                         NR/NR    Dollar Financial, 2.875%,
                                              6/30/27 (144A) (b)                                      $    4,461,250
                                                                                                      --------------
                                              Total Diversified Financials                            $    4,461,250
--------------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.2%
                                              Specialized Real Estate Investment Trusts -- 0.2%
   4,785,000                        BB+/NR    Host Hotels & Resorts LP, 2.5%,
                                              10/15/29                                                $    5,777,888
                                                                                                      --------------
                                              Total Real Estate                                       $    5,777,888
--------------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 1.2%
                                              Application Software -- 1.2%
   5,815,000                         NR/NR    Mentor Graphics Corp., 4.0%, 4/1/31 (b)                 $    5,429,756
  16,772,000                        BB-/NR    Nuance Communications, 2.75%,
                                              8/15/27                                                     25,116,070
                                                                                                      --------------
                                                                                                      $   30,545,826
                                                                                                      --------------
                                              Total Software & Services                               $   30,545,826
--------------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                              Communications Equipment -- 0.3%
   6,520,000                         NR/NR    InterDigital, Inc., 2.5%, 3/15/16                       $    6,894,900
                                                                                                      --------------
                                              Total Technology Hardware & Equipment                   $    6,894,900
--------------------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS -- 2.2%
                                              Semiconductor Equipment -- 0.7%
   5,491,000                      BB+/Baa1    Lam Research Corp., 1.25%, 5/15/18                      $    5,429,226
  12,760,000                         NR/NR    Novellus Systems, Inc., 2.625%, 5/15/41                     13,222,550
                                                                                                      --------------
                                                                                                      $   18,651,776
--------------------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 1.5%
  16,464,000                         BB/NR    ON Semiconductor Corp., 2.625%,
                                              12/15/26 (b)                                            $   17,966,340
   6,975,000                         NR/NR    SunPower Corp., 4.5%, 3/15/15                                5,937,469
  16,544,000                         NR/NR    SunPower Corp., 4.75%, 4/15/14 (b)                          14,248,520
   1,000,000                          B/NR    Suntech Power, 3.0%, 3/15/13                                   483,750
                                                                                                      --------------
                                                                                                      $   38,636,079
                                                                                                      --------------
                                              Total Semiconductors                                    $   57,287,855
--------------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 1.0%
                                              Integrated Telecommunication Services -- 1.0%
   9,000,000                          B/NR    Ciena Corp., 0.875%, 7/15/17 (b)                        $    6,682,500
   6,503,000                         B+/B1    MasTec, Inc., 4.0%, 6/15/14                                  9,843,916

The accompanying notes are an integral part of these financial statements.

20    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- (continued)
   5,775,000                         NR/NR    MasTec, Inc., 4.25%, 12/15/14                           $    9,160,883
                                                                                                      --------------
                                                                                                      $   25,687,299
                                                                                                      --------------
                                              Total Telecommunication Services                        $   25,687,299
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $402,739,908)                                     $  495,603,025
--------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 3.7%
                                              ENERGY -- 0.3%
                                              Oil & Gas Exploration & Production -- 0.3%
      59,180                                  Petroquest Energy, 6.875%, 12/31/49                     $    2,300,623
      46,800                                  SandRidge Energy, Inc., 8.5%, 12/31/99                       5,733,000
                                                                                                      --------------
                                                                                                      $    8,033,623
                                                                                                      --------------
                                              Total Energy                                            $    8,033,623
--------------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.4%
                                              Electrical Component & Equipment -- 0.4%
      68,400                                  General Cable Corp., 5.75%, 11/24/13                    $    9,943,650
                                                                                                      --------------
                                              Total Capital Goods                                     $    9,943,650
--------------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.1%
                                              Tires & Rubber -- 0.1%
      61,100                                  Goodyear Tire & Rubber Co., 5.875%,
                                              4/1/14                                                  $    3,055,000
                                                                                                      --------------
                                              Total Automobiles & Components                          $    3,055,000
--------------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                              Health Care Supplies -- 0.8%
      89,308                                  Alere, Inc., 3.0%, 12/31/49                             $   20,183,608
                                                                                                      --------------
                                              Total Health Care Equipment & Services                  $   20,183,608
--------------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.4%
                                              Consumer Finance -- 0.2%
       6,450                                  Ally Financial, Inc., 7.0%, 12/31/49                    $    4,810,287
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- 0.2%
     284,000                                  GMAC Capital Trust I, 8.125%, 2/15/40                   $    5,952,640
                                                                                                      --------------
                                              Total Diversified Financials                            $   10,762,927
--------------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 1.7%
                                              Real Estate Operating Companies -- 1.7%
     821,962                                  Forest City Enterprises, Inc., 7.0%,
                                              12/31/49                                                $   43,358,496
                                                                                                      --------------
                                              Total Real Estate                                       $   43,358,496
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $91,965,840)                                      $   95,337,304
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    21

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
                Rate (d)       Ratings
Shares          (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS -- 12.4%
                                              ENERGY -- 0.7%
                                              Oil & Gas Drilling -- 0.3%
   1,265,837                                  Hercules Offshore, Inc.*(b)                             $    4,797,522
      63,739                                  Transocean, Ltd.                                             3,642,684
                                                                                                      --------------
                                                                                                      $    8,440,206
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 0.3%
     147,800                                  Marathon Oil Corp.                                      $    3,847,234
     543,713                                  SandRidge Energy, Inc.*(b)                                   4,164,842
                                                                                                      --------------
                                                                                                      $    8,012,076
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.1%
      73,900                                  Marathon Petroleum Corp.                                $    2,653,010
                                                                                                      --------------
                                              Total Energy                                            $   19,105,292
--------------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 3.4%
                                              Commodity Chemicals -- 0.8%
   1,038,023                                  Georgia Gulf Corp.*                                     $   18,788,216
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Chemical -- 1.4%
      59,342                                  FMC Corp.                                               $    4,681,490
     906,515                                  LyondellBasell Industries NV                                29,788,083
                                                                                                      --------------
                                                                                                      $   34,469,573
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 1.0%
   4,128,459                                  Blaze Recycling & Metals LLC (Class A)
                                              Units (g)                                               $    2,724,783
     483,460                                  Freeport-McMoRan Copper & Gold, Inc.
                                              (Class B)                                                   19,464,100
   2,600,200                                  Polymet Mining Corp.*                                        3,510,270
                                                                                                      --------------
                                                                                                      $   25,699,153
--------------------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.2%
     271,099                                  Owens-Illinois, Inc.*                                   $    5,443,668
--------------------------------------------------------------------------------------------------------------------
                                              Steel -- 0.0%
      27,854                                  KNIA Holdings, Inc.*(g)                                 $      528,944
                                                                                                      --------------
                                              Total Materials                                         $   84,929,554
--------------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 3.2%
                                              Aerospace & Defense -- 1.6%
     282,457                                  BE Aerospace, Inc.*                                     $   10,657,103
     379,503                                  DigitalGlobe, Inc.*                                          7,741,861
     198,829                                  Geoeye, Inc.*                                                6,674,690
     151,275                                  ITT Corp.                                                    6,898,140
     496,600                                  Orbital Sciences Corp.*                                      7,677,436
                                                                                                      --------------
                                                                                                      $   39,649,230
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
                Rate (d)       Ratings
Shares          (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.2%
     160,212                                  Lennox International, Inc.                              $    5,157,224
--------------------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery & Heavy Trucks -- 0.2%
     565,602                                  Commercial Vehicle Group, Inc.*                         $    6,238,590
--------------------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 0.7%
     185,055                                  Cooper Industries Plc                                   $    9,707,985
     321,400                                  General Cable Corp.*(b)                                      9,012,056
                                                                                                      --------------
                                                                                                      $   18,720,041
--------------------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.5%
     167,180                                  ESCO Technologies, Inc.                                 $    5,110,693
     182,286                                  Kennametal, Inc.                                             7,089,103
                                                                                                      --------------
                                                                                                      $   12,199,796
                                                                                                      --------------
                                              Total Capital Goods                                     $   81,964,881
--------------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.0%
                                              Marine -- 0.0%
   2,484,545                                  Horizon Lines, Inc.                                     $      683,250
                                                                                                      --------------
                                              Total Transportation                                    $      683,250
--------------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.7%
                                              Casinos & Gaming -- 0.1%
      68,300                                  WMS Industries, Inc.*                                   $    1,496,453
--------------------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.4%
     221,243                                  Starbucks Corp.                                         $    9,367,429
--------------------------------------------------------------------------------------------------------------------
                                              Specialized Consumer Services -- 0.2%
     554,720                                  Service Corp. International (b)                         $    5,547,200
                                                                                                      --------------
                                              Total Consumer Services                                 $   16,411,082
--------------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.1%
                                              Tobacco -- 0.1%
   1,076,613                                  Alliance One International, Inc.*                       $    2,874,557
                                                                                                      --------------
                                              Total Food, Beverage & Tobacco                          $    2,874,557
--------------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                              Health Care Supplies -- 0.1%
      70,500                                  Alere, Inc.*(b)                                         $    1,837,230
--------------------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.6%
     165,180                                  Aetna, Inc.                                             $    6,567,557
      67,800                                  CIGNA Corp.                                                  3,006,252
     117,900                                  United Healthcare Group, Inc.                                5,658,021
                                                                                                      --------------
                                                                                                      $   15,231,830
                                                                                                      --------------
                                              Total Health Care Equipment & Services                  $   17,069,060
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    23

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
                Rate (d)       Ratings
Shares          (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 1.3%
                                              Life Sciences Tools & Services -- 1.3%
     115,956                                  Bio-Rad Laboratories, Inc.*                             $   11,543,420
     239,862                                  Thermo Fisher Scientific, Inc.*                             12,057,863
     105,892                                  Waters Corp.*                                                8,484,067
                                                                                                      --------------
                                                                                                      $   32,085,350
                                                                                                      --------------
                                              Total Pharmaceuticals & Biotechnology                   $   32,085,350
--------------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.3%
                                              Asset Management & Custody Banks -- 0.1%
      73,836                                  Legg Mason, Inc. (b)                                    $    2,030,490
--------------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.2%
      23,894                                  CME Group, Inc.                                         $    6,584,231
                                                                                                      --------------
                                              Total Diversified Financials                            $    8,614,721
--------------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 1.2%
                                              Communications Equipment -- 0.1%
     108,400                                  Research In Motion, Ltd.*                               $    2,189,680
--------------------------------------------------------------------------------------------------------------------
                                              Electronic Equipment & Instruments -- 0.3%
     203,618                                  Itron, Inc.*                                            $    7,491,106
--------------------------------------------------------------------------------------------------------------------
                                              Electronic Manufacturing Services -- 0.3%
     229,800                                  TE Connectivity, Ltd. (b)                               $    8,169,390
--------------------------------------------------------------------------------------------------------------------
                                              Technology Distributors -- 0.5%
     142,843                                  Arrow Electronics, Inc.*                                $    5,149,490
     417,700                                  Ingram Micro, Inc.*                                          7,468,476
                                                                                                      --------------
                                                                                                      $   12,617,966
                                                                                                      --------------
                                              Total Technology Hardware & Equipment                   $   30,468,142
--------------------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS -- 0.4%
                                              Semiconductors -- 0.4%
   1,521,500                                  PMC - Sierra, Inc.*                                     $    9,646,310
                                                                                                      --------------
                                              Total Semiconductors                                    $    9,646,310
--------------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.3%
                                              Integrated Telecommunication Services -- 0.3%
     585,800                                  Windstream Corp. (b)                                    $    7,129,186
                                                                                                      --------------
                                              Total Telecommunication Services                        $    7,129,186
--------------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.1%
                                              Multi-Utilities -- 0.1%
     153,234                                  CMS Energy Corp. (b)                                    $    3,190,332
                                                                                                      --------------
                                              Total Utilities                                         $    3,190,332
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $272,124,754)                                     $  314,171,717
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 0.1%
                                              BANKS -- 0.1%
                                              Thrifts & Mortgage Finance -- 0.1%
   2,510,000           0.68         CCC/B2    Bear Stearns Asset Backed Securities,
                                              Inc., Floating Rate Note, 1/25/47                       $      894,285
   1,453,278           0.94       AAA/Caa2    FBR Securitization Trust, Floating Rate
                                              Note, 10/25/35                                                 782,583
                                                                                                      --------------
                                                                                                      $    1,676,868
                                                                                                      --------------
                                              Total Banks                                             $    1,676,868
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $2,195,184)                                       $    1,676,868
--------------------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 43.1%
                                              ENERGY -- 6.7%
                                              Coal & Consumable Fuels -- 0.6%
     795,000                        BB/Ba3    Alpha Natural Resources, 6.0%, 6/1/19                   $      789,038
   6,470,000                         B+/B1    Arch Coal, Inc., 7.25%, 6/15/21                              6,664,100
   4,170,000                         NR/B2    James River Coal Co., 7.875%, 4/1/19                         3,544,500
   3,127,000                          B/B3    Murray Energy Corp., 10.25%, 10/15/15                        3,064,460
                                                                                                      --------------
                                                                                                      $   14,062,098
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Drilling -- 0.7%
  15,825,000                         B-/B3    Offshore Group Investments, 11.5%,
                                              8/1/15                                                  $   17,249,250
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.5%
   4,248,000                         B+/B1    American Petroleum Tankers LLC, 10.25%,
                                              5/1/15                                                  $    4,364,820
   2,830,000                         B+/B2    Calfrac Holdings LP, 7.5%, 12/1/20                           2,716,800
   5,325,000                         B-/B2    Expro Finance Luxembourg SCA, 8.5%,
                                              12/15/16 (b)                                                 5,138,625
   1,725,000                        BB/Ba3    Exterran Holdings, Inc., 7.25%, 12/1/18                      1,656,000
                                                                                                      --------------
                                                                                                      $   13,876,245
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 2.4%
   3,550,000                        BB-/B2    Berry Petroleum Co., 6.75%, 11/1/20 (b)                 $    3,581,063
   2,561,000                         B-/B3    Carrizo Oil & Gas, Inc., 8.625%,
                                              10/15/18                                                     2,599,415
   4,595,000                       B-/Caa1    Chaparral Energy, Inc., 8.25%, 9/1/21                        4,675,413
   3,580,000                          B/B2    Comstock Resources, Inc., 7.75%,
                                              4/1/19                                                       3,508,400
   2,925,000                         BB/B3    Concho Resources, Inc., 6.5%, 1/15/22                        3,071,250
   3,680,000                       B-/Caa1    Energy Partners, Ltd., 8.25%, 2/15/18                        3,459,200
   2,875,000                     CCC+/Caa1    Goodrich Petroleum Corp., 8.875%,
                                              3/15/19                                                      2,932,500
   2,820,000                       B-/Caa1    Oasis Petroleum, Inc., 6.5%, 11/1/21                         2,834,100
   6,045,000                        BB-/B2    Penn Virginia Corp., 7.25%, 4/15/19 (b)                      5,863,650

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    25

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- (continued)
   3,815,000                         B-/B3    Quicksilver Resources, Inc., 7.125%,
                                              4/1/16 (b)                                              $    3,781,619
  11,178,000                          B/B2    Quicksilver Resources, Inc., 8.25%,
                                              8/1/15 (b)                                                  11,681,010
  10,770,000                         B-/B3    SandRidge Energy, Inc., 8.0%, 6/1/18                        10,770,000
     650,000                         BB/B1    SM Energy Co., 6.625%, 2/15/19                                 656,500
                                                                                                      --------------
                                                                                                      $   59,414,120
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 2.1%
  12,013,000                        BB-/B1    Holly Energy Partners LP, 6.25%, 3/1/15                 $   11,892,870
     925,000                        BB-/B1    Holly Energy Partners LP, 8.25%,
                                              3/15/18 (144A)                                                 980,500
  40,085,000                       BB+/Ba1    Tesoro Corp., 6.625%, 11/1/15                               40,736,371
                                                                                                      --------------
                                                                                                      $   53,609,741
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation -- 0.4%
   2,050,000                         B+/B1    Copano Energy LLC, 7.125%, 4/1/21                       $    2,096,125
   3,500,000                        BB/Ba1    Enterprise Products Operating, 7.0%,
                                              6/1/67                                                       3,386,250
   5,555,000                        BB/Ba3    MarkWest Energy Partners, 6.25%,
                                              6/15/22                                                      5,693,875
                                                                                                      --------------
                                                                                                      $   11,176,250
                                                                                                      --------------
                                              Total Energy                                            $  169,387,704
--------------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 7.7%
                                              Aluminum -- 0.5%
  14,335,436           6.83           B/B2    Noranda Aluminum Acquisition, Floating
                                              Rate Note, 5/15/15                                      $   13,260,278
--------------------------------------------------------------------------------------------------------------------
                                              Commodity Chemicals -- 0.6%
   5,445,000                       CCC+/NR    Hexion US Finance Corp., 9.0%,
                                              11/15/20                                                $    4,750,763
   6,306,000                       CCC+/B3    Hexion US Finance Corp., 8.875%,
                                              2/1/18 (144A)                                                6,227,175
   2,625,000                         NR/B1    Rain CII Carbon LLC, 8.0%, 12/1/18                           2,677,500
                                                                                                      --------------
                                                                                                      $   13,655,438
--------------------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.5%
  13,380,000                       B-/Caa2    Texas Industries, Inc., 9.25%, 8/15/20                  $   12,175,800
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Chemical -- 0.8%
   6,635,000                         B/Ba3    Ineos Finance Plc, 9.0%, 5/15/15 (144A)                 $    6,817,463
   8,958,000                      CCC/Caa1    Ineos Group Holdings Plc, 8.5%,
                                              2/15/16 (144A) (b)                                           7,569,510
   7,558,000                      CCC/Caa1    Momentive Performance Materials, Inc.,
                                              9.0%, 1/15/21                                                6,386,510
                                                                                                      --------------
                                                                                                      $   20,773,483
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.3%
   8,875,000                         B-/B3    Midwest Vanadium Pty, Ltd., 11.5%,
                                              2/15/18                                                 $    7,410,625
--------------------------------------------------------------------------------------------------------------------
                                              Forest Products -- 0.2%
   7,910,000                         B-/B3    Millar Western Forest, 8.5%, 4/1/21 (b)                 $    6,011,600
--------------------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.8%
   2,290,000                       CCC+/B3    BWAY Holding Co., 10.0%, 6/15/18 (b)                    $    2,347,250
  17,620,000                        BB-/B1    Crown Cork and Seal Co., Inc., 7.375%,
                                              12/15/26                                                    18,501,000
                                                                                                      --------------
                                                                                                      $   20,848,250
--------------------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 0.7%
   7,139,000                       B-/Caa1    Graham Packaging Co., 9.875%,
                                              10/15/14                                                $    7,237,161
   9,490,000                          B/B3    Packaging Dynamics Corp., 8.75%,
                                              2/1/16                                                       9,632,350
                                                                                                      --------------
                                                                                                      $   16,869,511
--------------------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.2%
   4,475,000                         B+/B1    Appleton Papers, Inc., 10.5%,
                                              6/15/15 (144A)                                          $    4,475,000
--------------------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 2.1%
  54,035,000                       BB-/Ba2    Nova Chemicals Corp., 7.875%, 9/15/25                   $   54,102,544
--------------------------------------------------------------------------------------------------------------------
                                              Steel -- 1.0%
  16,805,000                     CCC+/Caa2    Algoma Acquisition Corp., 9.875%,
                                              6/15/15 (144A)                                          $   13,612,048
   5,940,000                         BB/B1    Aperam, 7.375%, 4/1/16                                       5,375,700
   2,300,000                         BB/B1    Aperam, 7.75%, 4/1/18                                        2,024,000
   4,380,000                          B/B3    JMC Steel Group, 8.25%, 3/15/18                              4,336,200
                                                                                                      --------------
                                                                                                      $   25,347,948
                                                                                                      --------------
                                              Total Materials                                         $  194,930,477
--------------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 3.2%
                                              Aerospace & Defense -- 0.5%
  13,163,000                         B-/B2    DynCorp International, Inc., 10.375%,
                                              7/1/17                                                  $   12,011,235
--------------------------------------------------------------------------------------------------------------------
                                              Construction & Engineering -- 0.2%
   7,350,000                       B-/Caa2    New Enterprise Stone & Lime Co., 11.0%,
                                              9/1/18                                                  $    6,210,750
--------------------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery & Heavy Trucks -- 0.2%
   1,725,000                       B+/Caa1    American Railcar, 7.5%, 3/1/14                          $    1,733,625
   2,350,000                         B-/B2    Commercial Vehicle Group, Inc., 7.875%,
                                              4/15/19                                                      2,291,250
                                                                                                      --------------
                                                                                                      $    4,024,875
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    27

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 0.9%
  11,030,000                        BB/Ba2    Anixter International Corp., 5.95%,
                                              3/1/15                                                  $   10,947,275
   3,039,000                          B/B3    Coleman Cable, Inc., 9.0%, 2/15/18                           3,008,610
   9,336,000                        B+/Ba3    General Cable Corp., 7.125%, 4/1/17 (b)                      9,616,080
                                                                                                      --------------
                                                                                                      $   23,571,965
--------------------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.2%
   4,425,000                       CCC+/B3    Park-Ohio Industries, Inc., 8.125%,
                                              4/1/21                                                  $    4,248,000
--------------------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.6%
   2,500,000                        B/Caa1    Liberty Tire Recycling, 11.0%, 10/1/16                  $    2,525,000
  13,556,000                     CCC+/Caa2    Mueller Water Products, 7.375%,
                                              6/1/17 (b)                                                  11,929,280
                                                                                                      --------------
                                                                                                      $   14,454,280
--------------------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.6%
  14,851,000                          B/B1    Wesco Distribution, Inc., 7.5%, 10/15/17                $   15,222,273
                                                                                                      --------------
                                              Total Capital Goods                                     $   79,743,378
--------------------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                              Environmental & Facilities Services -- 0.0%+
  10,000,000           7.30          NR/NR    Ohio Air Quality Development, Floating
                                              Rate Note, 6/8/22 (144A) (e) (g)                        $    1,047,000
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Support Services -- 0.3%
   6,850,000                          B/B3    ADS Tactical, Inc., 11.0%, 4/1/18 (b)                   $    7,021,250
                                                                                                      --------------
                                              Total Commercial Services & Supplies                    $    8,068,250
--------------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 1.6%
                                              Air Freight & Couriers -- 0.5%
   8,900,000                     CCC+/Caa1    Ceva Group Plc, 11.5%, 4/1/18 (144A)                    $    8,032,250
   3,205,000                     CCC+/Caa1    Ceva Group Plc, 11.625%, 10/1/16
                                              (144A) (b)                                                   3,237,050
                                                                                                      --------------
                                                                                                      $   11,269,300
--------------------------------------------------------------------------------------------------------------------
                                              Marine -- 0.4%
   8,944,362                         NR/NR    Horizon Lines, Inc., 6.0%, 4/15/17                      $    7,602,708
   4,969,090                         NR/NR    Horizon Lines, Inc., 6.0%, 4/15/17                           3,408,796
                                                                                                      --------------
                                                                                                      $   11,011,504
--------------------------------------------------------------------------------------------------------------------
                                              Trucking -- 0.7%
  13,270,000                       B-/Caa1    Swift Services Holdings, Inc., 10.0%,
                                              11/15/18                                                $   13,734,450
   4,540,000                          B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                              5/1/18                                                       4,256,250
                                                                                                      --------------
                                                                                                      $   17,990,700
                                                                                                      --------------
                                              Total Transportation                                    $   40,271,504
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.7%
                                              Auto Parts & Equipment -- 0.3%
   6,250,000                     CCC+/Caa1    Allison Transmission, Inc., 7.125%,
                                              5/15/19 (b)                                             $    6,062,500
   2,125,000                          B/B1    American Axle & Manufacturing, Inc.,
                                              7.75%, 11/15/19                                              2,093,125
                                                                                                      --------------
                                                                                                      $    8,155,625
--------------------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.4%
   3,000,000                          B/B2    Chrysler Group LLC, 8.0%, 6/15/19                       $    2,760,000
   7,905,000                          B/B2    Chrysler Group LLC, 8.25%, 6/15/21 (b)                       7,233,075
                                                                                                      --------------
                                                                                                      $    9,993,075
                                                                                                      --------------
                                              Total Automobiles & Components                          $   18,148,700
--------------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 1.8%
                                              Homebuilding -- 0.3%
  11,745,000                      CCC/Caa3    Beazer Homes USA, Inc., 9.125%,
                                              6/15/18                                                 $    8,397,675
--------------------------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- 1.5%
   6,700,000                       B-/Caa1    Reynolds Group Holdings, Ltd., 8.25%,
                                              2/15/21                                                 $    6,147,250
   4,260,000                        B/Caa1    Reynolds Group Issuer, Inc., 9.0%,
                                              4/15/19                                                      4,110,900
   7,495,000                       B-/Caa1    Reynolds Group Issuer, Inc., 8.5%,
                                              5/15/18 (144A)                                               7,251,413
  13,375,000                       CCC+/B3    Yankee Acquisition Corp., 9.75%,
                                              2/15/17 (b)                                                 13,040,625
   7,875,000                     CCC+/Caa1    YCC Holdings LLC, 10.25%, 2/15/16                            7,245,000
                                                                                                      --------------
                                                                                                      $   37,795,188
                                                                                                      --------------
                                              Total Consumer Durables & Apparel                       $   46,192,863
--------------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 1.0%
                                              Casinos & Gaming -- 0.4%
  33,735,000                         NR/WR    Mashantucket Pequot Tribe, 8.5%,
                                              11/15/15 (144A) (e)                                     $    1,771,088
   5,693,000                        BB-/B1    Scientific Games International, Inc.,
                                              9.25%, 6/15/19 (144A)                                        5,991,883
   2,050,000                         BB/B1    Seneca Gaming Corp., 8.25%, 12/1/18                          2,039,750
                                                                                                      --------------
                                                                                                      $    9,802,721
--------------------------------------------------------------------------------------------------------------------
                                              Education Services -- 0.2%
   4,295,000                          B/B2    Cambium Learning Group, Inc., 9.75%,
                                              2/15/17                                                 $    4,295,000
--------------------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.4%
  16,315,000                     CCC+/Caa1    Burger King Capital, 0.0%, 4/15/19 (b)(f)               $    9,544,275
                                                                                                      --------------
                                              Total Consumer Services                                 $   23,641,996
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    29

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              MEDIA -- 2.8%
                                              Advertising -- 0.6%
   4,275,000                        B+/B2     MDC Partners, Inc., 11.0%, 11/1/16                      $    4,584,938
  14,000,000                      B-/Caa2     Sitel LLC, 11.5%, 4/1/18                                    11,340,000
                                                                                                      --------------
                                                                                                      $   15,924,938
--------------------------------------------------------------------------------------------------------------------
                                              Broadcasting -- 1.8%
   9,250,000                       BB-/B1     CCO Holdings LLC, 6.5%, 4/30/21                         $    9,250,000
  16,700,000                    CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%,
                                              2/4/17 (144A)                                               16,700,000
   1,484,969                    CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17                        1,484,969
   4,750,000                      B-/Caa1     Telesat Canada, 11.0%, 11/1/15                               5,165,625
  11,290,000                      B-/Caa1     Telesat Canada, 12.5%, 11/1/17                              12,602,463
                                                                                                      --------------
                                                                                                      $   45,203,057
--------------------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.4%
   7,255,000                      B-/Caa1     Interactive Data Corp., 10.25%, 8/1/18                  $    7,799,125
   1,675,000                         B/B3     MPL 2 Acquisition Canco, Inc., 9.875%,
                                              8/15/18                                                      1,440,500
                                                                                                      --------------
                                                                                                      $    9,239,625
                                                                                                      --------------
                                              Total Media                                             $   70,367,620
--------------------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.8%
                                              Apparel Retail -- 0.2%
   6,475,000                        B+/B3     Brown Shoe Co., Inc., 7.125%,
                                              5/15/19 (b)                                             $    5,924,625
--------------------------------------------------------------------------------------------------------------------
                                              Internet Retail -- 0.6%
  13,495,000                         B/B3     Ticketmaster, 10.75%, 8/1/16                            $   14,102,275
                                                                                                      --------------
                                              Total Retailing                                         $   20,026,900
--------------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.9%
                                              Packaged Foods & Meats -- 0.5%
   5,995,000                      CCC+/B3     Blue Merger Sub, Inc., 7.625%, 2/15/19                  $    5,695,250
   7,460,000                      B-/Caa1     Pilgrim's Pride Corp., 7.875%,
                                              12/15/18 (b)                                                 6,191,800
                                                                                                      --------------
                                                                                                      $   11,887,050
--------------------------------------------------------------------------------------------------------------------
                                              Tobacco -- 0.4%
  13,755,000                         B/B2     Alliance One International, Inc., 10.0%,
                                              7/15/16                                                 $   11,898,075
                                                                                                      --------------
                                              Total Food, Beverage & Tobacco                          $   23,785,125
--------------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                              Health Care Equipment -- 0.1%
   4,000,000                    CCC+/Caa2     Accellent, Inc., 10.0%, 11/1/17                         $    3,600,000
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.2%
   4,190,000                         B-/B3    Vanguard Health Holding Co. II LLC,
                                              7.75%, 2/1/19                                           $    4,148,100
     176,000                     CCC+/Caa1    Vanguard Health Systems, Inc., 0.0%,
                                              2/1/16 (f)                                                     115,280
                                                                                                      --------------
                                                                                                      $    4,263,380
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 1.0%
   1,875,000                       CCC+/B3    ExamWorks Group, Inc., 9.0%, 7/15/19                    $    1,804,688
   3,529,000                       CCC+/B3    Gentiva Health Services, Inc., 11.5%,
                                              9/1/18                                                       2,823,200
   4,435,000                     CCC+/Caa1    Surgical Care Affiliates, 10.0%,
                                              7/15/17 (144A)                                               4,346,300
  16,647,387                       CCC+/B3    Surgical Care Affiliates, 8.875%,
                                              7/15/15 (144A) PIK                                          16,689,005
                                                                                                      --------------
                                                                                                      $   25,663,193
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.2%
   3,315,000                       NR/Caa1    Beagle Acquisition Corp., 11.0%,
                                              12/31/19                                                $    3,447,600
   2,000,000                         B-/B3    MedAssets, Inc., 8.0%, 11/15/18                              1,960,000
                                                                                                      --------------
                                                                                                      $    5,407,600
                                                                                                      --------------
                                              Total Health Care Equipment & Services                  $   38,934,173
--------------------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.8%
                                              Biotechnology -- 0.7%
  10,559,000                         B+/B3    Lantheus Medical Imaging, Inc., 9.75%,
                                              5/15/17                                                 $    9,661,485
   9,000,000                         NR/NR    PDL BioPharma, Inc., 3.75%, 5/1/15                           8,887,500
                                                                                                      --------------
                                                                                                      $   18,548,985
--------------------------------------------------------------------------------------------------------------------
                                              Life Sciences Tools & Services -- 0.1%
   2,475,625                        B/Caa1    Catalent Pharma Solution, 9.5%,
                                              4/15/17 (144A)                                          $    2,463,247
                                                                                                      --------------
                                              Total Pharmaceuticals & Biotechnology                   $   21,012,232
--------------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 1.5%
                                              Consumer Finance -- 0.2%
   4,750,000                       BB+/Ba1    Ford Motor Credit Co. LLC, 5.875%,
                                              8/2/21 (b)                                              $    5,061,486
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- 0.6%
   1,500,000   0.00                 BB+/NR    Caelus Re II, Ltd., Floating Rate Note,
                                              5/24/13                                                 $    1,529,850
   2,265,000                         BB/NR    Ibis Re, Ltd., 11.2775%, 5/10/12                             2,351,976
   5,100,000                         BB/NR    Lodestone Re, Ltd., 0.0%, 1/8/14 (f)                         5,156,610
   2,000,000                        BB-/NR    Queen Street IV Capital, Ltd., 0.0%,
                                              4/9/15 (f)                                                   1,999,400

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    31

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- (continued)
   3,450,000                         B-/NR    Residential Reinsurance 2011, Ltd., 0.0%,
                                              6/6/15 (f)                                              $    3,568,335
                                                                                                      --------------
                                                                                                      $   14,606,171
--------------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.7%
  12,630,000                         B+/B2    National Money Mart Co., 10.375%,
                                              12/15/16                                                $   13,261,500
   5,070,000           7.68      CCC-/Caa2    NCO Group, Inc., Floating Rate Note,
                                              11/15/13                                                     4,664,400
                                                                                                      --------------
                                                                                                      $   17,925,900
                                                                                                      --------------
                                              Total Diversified Financials                            $   37,593,557
--------------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 1.6%
                                              Insurance Brokers -- 0.9%
  13,435,000                      CCC/Caa1    Alliant Holdings Inc., 11.0%,
                                              5/1/15 (144A)                                           $   13,854,844
   2,950,000                     CCC+/Caa1    Hub International Holdings, 10.25%,
                                              6/15/15 (144A)                                               2,854,125
   7,563,000           6.68         CCC/B3    USI Holdings Corp., Floating Rate Note,
                                              11/15/14                                                     6,806,700
                                                                                                      --------------
                                                                                                      $   23,515,669
--------------------------------------------------------------------------------------------------------------------
                                              Multi-Line Insurance -- 0.2%
   3,869,000          10.75        BB/Baa3    Liberty Mutual Group, Floating Rate Note,
                                              6/15/58 (144A)                                          $    4,700,835
--------------------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 0.5%
   1,000,000           7.19         BB+/NR    Blue Fin, Ltd., Floating Rate Note,
                                              4/10/12                                                 $      995,800
   1,500,000           5.02         BB+/NR    Foundation Re III, Ltd., Floating Rate Note,
                                              2/25/15                                                      1,515,150
   1,000,000           0.00          BB/A2    Foundation Re III, Ltd., Floating Rate Note,
                                              2/3/14 CATBOND                                               1,013,900
   1,675,000          12.03          NR/B3    Globecat, Ltd., Floating Rate Note,
                                              1/2/13 CATBOND (144A)                                        1,669,640
     375,000           8.78          NR/B1    Globecat, Ltd., Floating Rate Note,
                                              1/2/13 CATBOND (144A)                                          376,950
   1,175,000          14.58          B-/NR    Successor X, Ltd., Floating Rate Note,
                                              12/13/13                                                     1,193,448
   2,600,000          16.08          NR/NR    Successor X, Ltd., Floating Rate Note,
                                              12/13/13                                                     2,664,480
   4,000,000          13.00          NR/NR    Successor X, Ltd., Floating Rate Note,
                                              2/25/14                                                      4,122,000
                                                                                                      --------------
                                                                                                      $   13,551,368
                                                                                                      --------------
                                              Total Insurance                                         $   41,767,872
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 2.7%
                                              Diversified Real Estate Investment Trusts -- 0.4%
  12,750,000                       BB-/Ba3    CNL Income Properties, Inc., 7.25%,
                                              4/15/19                                                 $   11,475,000
--------------------------------------------------------------------------------------------------------------------
                                              Real Estate Operating Companies -- 2.3%
  50,985,000                         B-/B3    Forest City Enterprises, Inc., 6.5%, 2/1/17             $   47,925,900
   1,140,000                         B-/B3    Forest City Enterprises, Inc., 7.625%, 6/1/15                1,134,300
   9,635,000                         B-/B3    Forest City Enterprises, Inc., 4.25%,
                                              8/15/18                                                      8,647,413
                                                                                                      --------------
                                                                                                      $   57,707,613
                                                                                                      --------------
                                              Total Real Estate                                       $   69,182,613
--------------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 1.0%
                                              Application Software -- 0.1%
   3,200,000                        BB-/NR    Nuance Communications, Inc., 2.75%,
                                              11/1/31                                                 $    3,512,000
--------------------------------------------------------------------------------------------------------------------
                                              Data Processing & Outsourced Services -- 0.5%
   6,047,000                       B-/Caa1    First Data Corp., 12.625%, 1/15/21                      $    5,714,415
   4,722,000                       B-/Caa1    First Data Corp., 8.25%, 1/15/21                             4,485,900
   1,984,000                       B-/Caa1    First Data Corp., 9.875%, 9/24/15 (b)                        1,904,640
                                                                                                      --------------
                                                                                                      $   12,104,955
--------------------------------------------------------------------------------------------------------------------
                                              Internet Software & Services -- 0.4%
   7,825,000                          B/NR    Equinix, Inc., 3.0%, 10/15/14                           $    8,578,156
                                                                                                      --------------
                                              Total Software & Services                               $   24,195,111
--------------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                                              Communications Equipment -- 0.2%
   6,355,000                          B/B3    CommScope, Inc., 8.25%, 1/15/19                         $    6,259,675
--------------------------------------------------------------------------------------------------------------------
                                              Computer Storage & Peripherals -- 1.0%
   2,750,000                        BB-/NR    SanDisk Corp., 1.5%, 8/15/17                            $    3,282,813
  12,100,000                       BB+/Ba1    Seagate HDD Cayman, 7.0%, 11/1/21                           11,858,000
   8,960,000                       BB+/Ba1    Seagate HDD Cayman, 7.75%, 12/15/18                          9,363,200
                                                                                                      --------------
                                                                                                      $   24,504,013
--------------------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.1%
   3,045,000                        BB+/NR    Vishay Intertechnology, Inc., 2.25%,
                                              5/15/41                                                 $    2,416,969
                                                                                                      --------------
                                              Total Technology Hardware & Equipment                   $   33,180,657
--------------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 3.6%
                                              Alternative Carriers -- 1.0%
   9,770,000                          B/B2    Global Crossing, Ltd., 12.0%, 9/15/15                   $   11,211,075
   9,775,000                         B/Ba3    PAETEC Holding Corp., 8.875%,
                                              6/30/17 (144A)                                              10,557,000
   4,500,000                     CCC+/Caa1    PAETEC Holding Corp., 9.5%, 7/15/15 (b)                      4,691,250
                                                                                                      --------------
                                                                                                      $   26,459,325
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    33

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- 2.2%
  14,480,000                          B/B1    Cincinnati Bell, Inc., 8.25%, 10/15/17                  $   14,588,600
  19,520,000                          B/B1    Cincinnati Bell, Inc., 8.375%, 10/15/20                     19,910,400
   4,550,000                        BB/Ba2    Frontier Communications Corp., 8.5%,
                                              4/15/20                                                      4,845,750
   1,858,000                        BB-/B2    GCI, Inc., 8.625%, 11/15/19                                  1,992,705
   2,475,000                         B-/WR    Global Crossing UK Finance Plc, 10.75%,
                                              12/15/14                                                     2,561,625
   8,460,000                        B+/Ba3    Windstream Corp., 7.75%, 10/15/20                            8,840,700
   1,895,000                        B+/Ba3    Windstream Corp., 8.125%, 9/1/18                             2,027,650
                                                                                                      --------------
                                                                                                      $   54,767,430
--------------------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.4%
   6,450,000                          B/B3    Intelsat Jackson Holdings SA, 7.25%,
                                              4/1/19                                                  $    6,482,250
   2,300,000                         NR/NR    Richland Towers Funding LLC, 7.87%,
                                              3/15/16                                                      2,352,526
                                                                                                      --------------
                                                                                                      $    8,834,776
                                                                                                      --------------
                                              Total Telecommunication Services                        $   90,061,531
--------------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 1.6%
                                              Electric Utilities -- 0.4%
   2,340,000                        CCC/B2    Texas Competitive Electric Holdings Co.,
                                              11.5%, 10/1/20 (b)                                      $    2,012,400
  13,500,000                       CC/Caa3    Texas Competitive Electric Holdings Co.,
                                              15.0%, 4/1/21 (b)                                            8,505,000
                                                                                                      --------------
                                                                                                      $   10,517,400
--------------------------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.1%
   2,950,000                        B+/Ba3    Ferrellgas LP, 6.5%, 5/1/21                             $    2,640,250
--------------------------------------------------------------------------------------------------------------------
                                              Independent Power Producers & Energy Traders -- 1.1%
     800,000                       BB-/Ba3    Intergen NV, 9.0%, 6/30/17                              $      827,000
   8,050,000                        BB-/B1    NRG Energy, Inc., 7.625%, 1/15/18                            8,150,625
   2,820,000                        BB-/B1    NRG Energy, Inc., 7.625%, 5/15/19                            2,820,000
   8,750,000                        BB-/B1    NRG Energy, Inc., 7.625%, 9/1/20                             9,056,250
   4,700,000                        BB-/B1    NRG Energy, Inc., 7.875%, 5/15/21                            4,747,000
   2,350,000                        BB-/B1    NRG Energy, Inc., 8.5%, 6/15/19                              2,455,750
                                                                                                      --------------
                                                                                                      $   28,056,625
                                                                                                      --------------
                                              Total Utilities                                         $   41,214,275
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $1,143,362,672)                                   $1,091,706,538
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 1.2%
                                              Municipal Development -- 0.8%
   1,815,000                       CCC+/NR    Alliance Airport Authority Texas, 5.25%,
                                              12/1/29                                                 $      961,968
  17,230,000                       CCC+/NR    Alliance Airport Authority Texas, 5.75%,
                                              12/1/29                                                      9,132,072
  12,500,000                       CCC+/NR    Dallas-Fort Worth International Airport,
                                              5.5%, 11/1/30                                                6,625,125
   4,325,000                     CCC+/Caa1    Dallas-Fort Worth International Airport,
                                              6.375%, 5/1/35                                               2,378,664
                                                                                                      --------------
                                                                                                      $   19,097,829
--------------------------------------------------------------------------------------------------------------------
                                              Municipal Pollution -- 0.4%
   4,750,000                         B-/B1    Ohio State Pollution Control Revenue,
                                              5.6%, 8/1/32                                            $    3,398,863
   9,980,000                         B-/B1    Ohio State Pollution Control Revenue,
                                              5.65%, 3/1/33                                                7,161,049
                                                                                                      --------------
                                                                                                      $   10,559,912
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $37,866,005)                                      $   29,657,741
--------------------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN
                                              INTERESTS -- 6.6%**
                                              ENERGY -- 0.8%
                                              Oil & Gas Equipment & Services -- 0.8%
     767,280           7.00          NR/NR    Aquilex Holdings LLC, Term Loan, 4/1/16                 $      689,833
  15,245,345           6.25          NR/NR    Frac Tech Services LLC, Term Loan,
                                              5/16/16                                                     15,188,175
   4,492,506           8.50          B+/NR    Hudson Products Holdings, Inc., Term
                                              Loan, 8/24/15                                                4,121,874
                                                                                                      --------------
                                                                                                      $   19,999,882
                                                                                                      --------------
                                              Total Energy                                            $   19,999,882
--------------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.2%
                                              Commodity Chemicals -- 0.1%
   4,624,888           6.00          NR/B2    CPG International I, Inc., Term Loan,
                                              2/18/17                                                 $    4,405,205
--------------------------------------------------------------------------------------------------------------------
                                              Steel -- 0.1%
   1,637,805          10.50          NR/NR    Niagara Corp., New Term Loan,
                                              6/29/14 PIK                                             $    1,613,238
                                                                                                      --------------
                                              Total Materials                                         $    6,018,443
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    35

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.4%
                                              Aerospace & Defense -- 0.4%
   1,419,160           5.43          NR/NR    DAE Aviation Holdings, Tranche B1 Term
                                              Loan, 7/31/14                                           $    1,380,133
   2,267,213           3.62          B-/B1    Hunter Defense Technologies, Term Loan,
                                              8/22/14                                                      2,063,163
   2,933,070           9.25        B-/Caa2    IAP Worldwide Services, Inc., Term Loan,
                                              12/20/12                                                     2,874,409
   1,900,000           0.00          B-/NR    Sequa Corp., Incremental Term B Loan,
                                              12/3/14                                                      1,907,125
   1,360,042           5.43          NR/NR    Standard Aero, Ltd., Tranche B2 Term
                                              Loan, 7/31/14                                                1,322,641
                                                                                                      --------------
                                                                                                      $    9,547,471
--------------------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 0.0%+
   1,140,133           5.76          NR/NR    Scotsman Industries, Inc., Term Loan,
                                              4/30/16                                                 $    1,128,732
                                                                                                      --------------
                                              Total Capital Goods                                     $   10,676,203
--------------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.3%
                                              Air Freight & Couriers -- 0.3%
   1,365,846          26.86          NR/NR    CEVA Group Plc, Dollar Tranche B Term
                                              Loan, 8/31/16                                           $    1,272,514
   3,702,650           5.25          NR/NR    CEVA Group Plc, EGL Tranche B Term
                                              Loan, 8/31/16                                                3,409,511
   1,971,385           5.43          NR/B1    CEVA Group Plc, U.S. Tranche B Term
                                              Loan, 8/31/16                                                1,836,674
                                                                                                      --------------
                                                                                                      $    6,518,699
                                                                                                      --------------
                                              Total Transportation                                    $    6,518,699
--------------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.7%
                                              Auto Parts & Equipment -- 0.0%+
      52,586           2.75          B+/B2    Allison Transmission, Term Loan, 8/7/14                 $       51,030
--------------------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.5%
  14,563,500           6.00          NR/NR    Chrysler Group LLC, Tranche B Term Loan,
                                              5/24/17                                                 $   13,801,953
--------------------------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.2%
   3,817,000           1.93         BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien
                                              Term Loan, 4/30/14                                      $    3,735,889
                                                                                                      --------------
                                              Total Automobiles & Components                          $   17,588,872
--------------------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.2%
                                              Advertising -- 0.1%
   2,050,000           5.00         BB/Ba3    Affinion Group, Inc., Tranche B Term Loan,
                                              7/16/15                                                 $    1,893,688
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.1%
   2,764,173           5.25          NR/NR    Cinedigm Digital Funding, Term Loan,
                                              4/29/16                                                 $    2,653,606
--------------------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.0%
     945,231           2.50          NR/NR    Cengage Learning Acquisitions, Term Loan,
                                              7/3/14                                                  $      815,557
                                                                                                      --------------
                                              Total Media                                             $    5,362,851
--------------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.4%
                                              Packaged Foods & Meats -- 0.4%
   7,887,663           7.00          NR/NR    Pierre Foods, Inc., 1st Lien Term Loan,
                                              9/30/16                                                 $    7,831,791
   2,900,000          11.25          NR/NR    Pierre Foods, Inc., 2nd Lien Term Loan,
                                              9/29/17                                                      2,889,125
                                                                                                      --------------
                                                                                                      $   10,720,916
                                                                                                      --------------
                                              Total Food, Beverage & Tobacco                          $   10,720,916
--------------------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                              Personal Products -- 0.1%
   2,004,676           4.75        BB-/Ba3    Revlon, Inc., Term B Loan, 11/19/17                     $    1,997,158
                                                                                                      --------------
                                              Total Household & Personal Products                     $    1,997,158
--------------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                              Health Care Equipment -- 0.1%
   2,465,000           0.00        BBB/Ba1    Kinetic Concepts, Inc., Dollar Term B1
                                              Loan, 1/12/18                                           $    2,470,006
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.2%
   3,831,650           6.50          B+/B1    Ardent Health Services LLC, Term Loan,
                                              9/15/15                                                 $    3,757,412
   1,330,000           6.50          B+/B1    Ardent Health Services LLC, Tranche B
                                              Term Loan, 9/15/15                                           1,301,738
                                                                                                      --------------
                                                                                                      $    5,059,150
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 1.6%
   1,641,693           0.00         B+/Ba3    Alliance HealthCare Services, Initial Term
                                              Loan, 6/1/16                                            $    1,493,941
   8,028,460           4.75        BB-/Ba2    Gentiva Health Services, Inc., Term B1
                                              Loan, 8/17/16                                                7,205,543
   3,367,314           8.50           B/B1    NAMM Holdings, Inc., Term Loan, 4/14/14                      3,342,059
   5,154,100           7.00          B+/B1    National Mentor Holdings, Inc., Tranche B
                                              Term Loan, 2/9/17                                            4,767,543
   4,320,889           8.25          NR/NR    National Surgical Hospitals, Inc., Initial
                                              Term Loan, 2/2/17                                            4,126,449
   6,609,350           7.25          NR/NR    Prime Healthcare Services, Term B Loan,
                                              4/28/15                                                      6,295,406
   2,900,000           5.75         CCC/B3    Rural/Metro Corp., 1st Lien Term Loan,
                                              3/28/18                                                      2,827,500

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    37

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Services -- (continued)
   3,822,222           7.50         B+/Ba2    Sun HealthCare Group, Term Loan,
                                              10/18/16                                                $    2,924,000
   4,701,375           6.50          NR/NR    Surgery Center Holdings, Inc., Term Loan,
                                              5/4/17                                                       4,466,306
   1,513,563           7.75          NR/NR    Virtual Radiologic Corp., Term A Loan,
                                              12/22/16                                                     1,422,749
                                                                                                      --------------
                                                                                                      $   38,871,496
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.1%
     357,143           6.25          NR/NR    Physician Oncology Services, Delayed
                                              Draw Term Loan, 1/31/17                                 $      339,286
   2,939,724           6.25          NR/NR    Physician Oncology Services, Effective
                                              Date Term Loan, 1/31/17                                      2,792,738
                                                                                                      --------------
                                                                                                      $    3,132,024
--------------------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.1%
   3,367,314           8.50           B/B1    MMM Holdings, Inc., Term Loan, 4/14/15                  $    3,342,059
                                                                                                      --------------
                                              Total Health Care Equipment & Services                  $   52,874,735
--------------------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                              Biotechnology -- 0.2%
   4,247,888           5.50          NR/NR    Aptalis Pharma, Inc., Term Loan, 2/10/17                $    4,112,486
   1,317,569           6.50          NR/NR    HDG Merger, Closing Date Term Loan,
                                              4/8/16                                                       1,279,688
     181,166           6.50          NR/NR    HDG Merger, Delayed Draw Term Loan,
                                              4/8/16                                                         175,957
                                                                                                      --------------
                                                                                                      $    5,568,131
                                                                                                      --------------
                                              Total Pharmaceuticals & Biotechnology                   $    5,568,131
--------------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.9%
                                              Insurance Brokers -- 0.8%
   3,082,640           3.37          NR/NR    Alliant Holdings I, Inc., Term Loan,
                                              8/21/14                                                 $    3,067,226
   5,777,100           6.75           B/NR    HUB International Holdings, Inc.,
                                              Additional Term Loan, 6/13/14                                5,791,543
   1,589,943           2.87           B/NR    HUB International Holdings, Inc., Delayed
                                              Draw Term Loan, 6/13/14                                      1,556,820
   7,073,029           2.87           B/NR    HUB International Holdings, Inc., Initial
                                              Term Loan, 6/13/14                                           6,925,677
   1,450,400           7.00           B/B2    USI Holdings Corp., Series C New Term
                                              Loan, 5/5/14                                                 1,457,652
   2,947,022           2.75           B/B2    USI Holdings Corp., Tranche B Term Loan,
                                              5/5/14                                                       2,805,196
                                                                                                      --------------
                                                                                                      $   21,604,114
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Multi-Line Insurance -- 0.1%
   3,371,493           4.62           B/NR    AmWINS Group, Inc., Initial Term Loan,
                                              6/8/13                                                  $    3,287,206
                                                                                                      --------------
                                              Total Insurance                                         $   24,891,320
--------------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.1%
                                              Systems Software -- 0.1%
   1,305,628           6.75          B+/B1    Telcordia Technologies, Term Loan,
                                              4/30/16                                                 $    1,299,099
                                                                                                      --------------
                                              Total Software & Services                               $    1,299,099
--------------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.2%
                                              Electric Utilities -- 0.2%
   3,634,091           7.75          NR/NR    Race Point Power, Term Loan, 1/11/18                    $    3,602,293
   2,392,542           4.76       BBB-/Ba1    Texas Competitive Electric Holdings Co.
                                              LLC, 2017 Term Loan, 10/10/17                                1,636,499
                                                                                                      --------------
                                                                                                      $    5,238,792
                                                                                                      --------------
                                              Total Utilities                                         $    5,238,792
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $171,738,079)                                     $  168,755,101
--------------------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH INVESTMENTS -- 18.2%
                                              Repurchase Agreements -- 12.8%
  80,915,000                        NR/Aaa    Deutsche Bank, 0.09%, dated 10/31/11,
                                              repurchase price of $80,915,000 plus
                                              accrued interest on 11/1/11
                                              collateralized by the following:
                                               $33,897,714 U.S. Treasury Strip, 0.0%,
                                                2/15/25 - 11/15/40
                                               $29,263,733 U.S. Treasury Notes,
                                                1.375 - 1.5%, 2/15/13 - 7/31/16
                                               $19,371,892 U.S. Treasury Bonds,
                                                2.125 - 2.375%,
                                                1/15/25 - 2/15/41                                     $   80,915,000
  80,915,000                        NR/Aaa    JPMorgan, Inc., 0.1%, dated 10/31/11,
                                              repurchase price of $80,915,000
                                              plus accrued interest on 11/1/11
                                              collateralized by $82,533,585
                                              Federal National Mortgage Association,
                                              4.5 - 5.0%, 4/1/18 - 4/1/41                                 80,915,000

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    39

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Repurchase Agreements -- (continued)
  80,915,000                        NR/Aaa    RBC Capital Markets Corp., 0.09%, dated
                                              10/31/11, repurchase price of
                                              $80,915,000 plus accrued interest on
                                              11/1/11 collateralized by the following:
                                               $20,314,133 Federal Home Loan
                                                Mortgage Corp., 5.203%, 4/1/38
                                               $62,219,167 Federal National
                                                Mortgage Association (ARM),
                                                2.21 - 3.34%, 2/1/15 - 4/1/41                         $   80,915,000
  80,915,000                        NR/Aaa    TD Securities, Inc., 0.09%, dated
                                              10/31/11, repurchase price of
                                              $80,915,000 plus accrued interest on
                                              11/1/11 collateralized by
                                              $82,533,318 U.S. Treasury Bonds,
                                              2.375%, 1/15/25                                             80,915,000
                                                                                                      --------------
                                                                                                      $  323,660,000
--------------------------------------------------------------------------------------------------------------------
                                              Securities Lending Collateral -- 5.4% (c)
                                              Certificates of Deposit:
   4,629,635                                  Bank of Nova Scotia Houston, 0.32%,
                                              6/11/12                                                 $    4,632,995
   5,787,175                                  DnB Nor Bank ASA NY, 0.22%, 11/14/11                         5,791,139
   5,211,238                                  JPMorgan Chase Bank NA, 0.43%,
                                              5/18/12                                                      5,212,119
   4,052,369                                  National Australia Bank NY, 0.31%,
                                              1/9/12                                                       4,053,870
   3,474,139                                  RaboBank Nederland, 0.34%, 4/2/12                            3,475,056
   5,783,571                                  Skandinav Enskilda Bank NY, 0.33%,
                                              11/9/11                                                      5,791,269
   5,788,293                                  Westpac Banking Corp., NY, 0.32%,
                                              12/6/11                                                      5,791,243
                                                                                                      --------------
                                                                                                      $   34,747,691
--------------------------------------------------------------------------------------------------------------------
                                              Commercial Paper:
   1,852,575                                  Commonwealth Bank of Australia, 0.28%,
                                              12/15/11                                                $    1,852,575
   3,530,031                                  Commonwealth Bank of Australia, 0.39%,
                                              2/23/12                                                      3,530,031
     636,505                                  General Electric Capital Corp., 0.28%,
                                              11/21/11                                                       637,105
   5,210,772                                  Nestle Capital Corp., 0.19%, 12/20/11                        5,210,772
   4,630,508                                  Nordea NA, 0.28%, 1/9/12                                     4,630,508
   4,632,958                                  Procter & Gamble, 0.14%, 11/3/11                             4,632,958
   1,286,440                                  Straight-A Funding LLC, 0.19%,
                                              12/9/2011                                                    1,286,440
   3,472,788                                  Svenska HandelsBanken, 0.38%,
                                              10/5/12                                                      3,474,746

The accompanying notes are an integral part of these financial statements.

40    Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (d)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Commercial Paper -- (continued)
   1,157,951                                  Thunderbay Funding LLC, 0.22%,
                                              12/13/11                                                $    1,157,951
   2,316,016                                  Thunderbay Funding LLC, 0.22%,
                                              12/5/11                                                      2,316,016
   2,895,013                                  Variable Funding Capital Co. LLC, 0.21%,
                                              12/7/11                                                      2,895,013
                                                                                                      --------------
                                                                                                      $   31,624,115
--------------------------------------------------------------------------------------------------------------------
                                              Tri-party Repurchase Agreements:
  11,582,486                                  Merrill Lynch, Inc., 0.08%, dated
                                              10/31/11, repurchase price of
                                              $11,582,486 plus accrued interest on
                                              11/1/11 collateralized by the following:
                                               $10,824,694 Freddie Mac,
                                                0.5 - 0.75%, 2/15/13 - 3/28/13
                                               $980,921 Federal Home Loan Bank,
                                                0.0%, 11/4/11                                         $   11,582,486
  15,006,733                                  RBS Securities, Inc., 0.09%, dated
                                              10/31/11, repurchase price of
                                              $15,006,733 plus accrued interest on
                                              11/1/11 collateralized by $15,307,311
                                              US Treasury Note, 1.75%, 10/31/18                           15,006,733
  14,478,108                                  Barclays Capital Markets, 0.09%, dated
                                              10/31/11, repurchase price of
                                              $14,478,108 plus accrued interest on
                                              11/1/11 collateralized by $14,767,673
                                              U.S. Treasury Notes, 3.125%, 5/15/21                        14,478,108
  17,373,729                                  HSBC Plc, 0.09%, dated 10/31/11,
                                              repurchase price of $17,373,729 plus
                                              accrued interest on 11/1/11
                                              collateralized by the following:
                                               $9,245,304 Federal Home Loan Bank,
                                                0.12 - 5.625%, 2/27/12 - 8/15/24
                                               $8,476,318 Federal National Mortgage
                                                Association, 0.75 - 7.25%,
                                                12/18/13 - 11/15/30                                       17,373,729
                                                                                                      --------------
                                                                                                      $   58,441,056
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    41

--------------------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
                Rate (d)       Ratings
Shares          (unaudited)    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                              Money Market Mutual Funds:
   5,791,243                                  Blackrock Preferred Money Market Fund                   $    5,791,243
   5,791,243                                  Fidelity Prime Money Market Fund                             5,791,243
                                                                                                      --------------
                                                                                                      $   11,582,486
                                                                                                      --------------
                                              Total Securities Lending Collateral                     $  136,395,348
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $460,055,348)                                     $  460,055,348
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 104.9%
                                              (Cost $2,582,047,790) (a)                               $2,656,963,642
--------------------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS AND
                                              LIABILITIES -- (4.9)%                                   $ (124,379,651)
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                              $2,532,583,991
--------------------------------------------------------------------------------------------------------------------
Notional                                      Swap Counterparty/                                          Unrealized
Principal                                     Referenced Obligation                                             Gain
--------------------------------------------------------------------------------------------------------------------
                                              CREDIT DEFAULT SWAP AGREEMENTS
                                              PROTECTION BOUGHT
 $104,000,000                                 JPMorgan Chase & Co., Index: Markit
                                              CDX.NA.HY. 17, 5.0%, 12/20/16                           $      880,233
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL CREDIT DEFAULT SWAP
                                              AGREEMENTS
                                              (Cost $6,700,834)                                       $      880,233
====================================================================================================================

*      Non-income producing security.

+      Amount rounds to less than 0.1%.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

PIK    Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2011, the value of these securities amounted to $86,258,967 or 3.4% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

42    Pioneer High Yield Fund | Annual Report | 10/31/11

(a) At October 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $2,591,769,469 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $223,729,097
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                             (158,534,924)
                                                                                     ------------
         Net unrealized gain                                                         $ 65,194,173
                                                                                     ============

(b)    At October 31, 2011, the following securities were out on loan:

--------------------------------------------------------------------------------------------
       Principal
       Amount ($)    Security                                                   Value
--------------------------------------------------------------------------------------------
        6,781,000    ADS Tactical, Inc., 11.0%, 4/1/18                          $  6,950,525
           69,000    Alere, Inc.*                                                  1,798,140
        8,635,000    Alere, Inc., 3.0%, 5/15/16                                    8,224,838
          700,000    Allison Transmission, Inc., 7.125%, 5/15/19                     679,000
        1,905,000    Berry Petroleum Co., 6.75%, 11/1/20                           1,921,764
        2,200,000    Brown Shoe Co., Inc., 7.125%, 5/15/19                         2,013,000
        8,983,000    Burger King Capital, 0.0%, 4/15/19                            5,255,055
          710,000    BWAY Holding Co., 10.0%, 6/15/18                                727,750
        1,000,000    Ceva Group Plc, 11.625%, 10/1/16                              1,010,000
        8,409,000    Chesapeake Energy, 2.5%, 5/15/37                              8,335,001
        3,000,000    Chrysler Group LLC, 8.25%, 6/15/21                            2,745,000
        6,500,000    Ciena Corp., 0.875%, 7/15/17                                  4,826,250
           35,700    CMS Energy Corp.                                                743,274
          240,000    Dollar Financial, 2.875%, 6/30/27 (144A)                        258,000
        4,175,000    Expro Finance Luxembourg SCA, 8.5%, 12/15/16                  4,028,875
        1,500,000    Exterran Holdings, Inc., 4.25%, 6/15/14                       1,357,500
        1,951,000    First Data Corp., 9.875%, 9/24/15                             1,872,960
        1,415,000    Ford Motor Credit Co. LLC, 5.875%, 8/2/21                     1,507,824
          205,600    General Cable Corp.*                                          5,765,024
        5,501,000    General Cable Corp., 7.125%, 4/1/17                           5,666,030
          110,600    Hercules Offshore, Inc.*                                        419,174
        2,469,000    Hologic, Inc., 2.0%, 12/15/37                                 2,620,103
        6,873,000    Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)                5,807,685
           50,000    Legg Mason, Inc.                                              1,375,000
          901,000    Mentor Graphics Corp., 4.0%, 4/1/31                             841,264
        4,000,000    Millar Western Forest, 8.5%, 4/1/21                           3,040,000
        7,082,000    Mueller Water Products, 7.375%, 6/1/17                        6,232,160
        1,039,000    ON Semiconductor Corp., 2.625%, 12/15/26                      1,133,861
        1,691,000    PAETEC Holding Corp., 9.5%, 7/15/15                           1,762,868
          173,000    Penn Virginia Corp., 7.25%, 4/15/19                             167,810
        7,384,000    Pilgrim's Pride Corp., 7.875%, 12/15/18                       6,128,720
        3,500,000    Quicksilver Resources, Inc., 7.125%, 4/1/16                   3,469,550

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    43

--------------------------------------------------------------------------------------------
       Principal
       Amount ($)    Security                                                   Value
--------------------------------------------------------------------------------------------
        9,750,000    Quicksilver Resources, Inc., 7.75%, 8/1/15                 $ 10,188,750
          537,000    SandRidge Energy, Inc.*                                       4,113,420
           41,800    Service Corp. International                                     418,000
        5,148,000    Steel Dynamics, Inc., 5.125%, 6/15/14                         5,482,620
          158,000    SunPower Corp., 4.75%, 4/15/14                                  136,085
           15,000    TE Connectivity, Ltd.                                           533,250
        2,253,000    Texas Competitive Electric Holdings Co., 11.5%, 10/1/20       1,937,580
        5,500,000    Texas Competitive Electric Holdings Co., 15.0%, 4/1/21        3,465,000
          372,000    Windstream Corp.                                              4,527,240
          500,000    Yankee Acquisition Corp., 9.75%, 2/15/17                        487,500
--------------------------------------------------------------------------------------------
                     Total                                                      $129,973,450
============================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services.) See Notes to Financial Statements --
       Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2011 aggregated $1,158,893,716 and $1,674,573,220, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

44    Pioneer High Yield Fund | Annual Report | 10/31/11

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------------
                                       Level 1          Level 2            Level 3       Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds            $          --    $   506,907,490    $       --    $  495,603,025
Preferred Stocks                          29,191,248         66,146,056            --        95,337,304
Common Stocks                            310,917,990                 --     3,253,727       314,171,717
Asset Backed Securities                           --          1,676,868            --         1,676,868
Corporate Bonds                                   --      1,079,355,079     1,047,000     1,091,706,538
Municipal Bonds                                   --         29,657,741            --        29,657,741
Senior Floating Rate Loan Interests               --        168,755,101            --       168,755,101
Repurchase Agreements                             --        382,101,056            --       382,101,056
Temporary Cash Investments                        --         66,371,806            --        66,371,806
Money Market Mutual Funds                 11,582,486                 --            --        11,582,486
-------------------------------------------------------------------------------------------------------
Total                                  $ 351,691,724    $ 2,300,971,191    $4,300,727    $2,656,963,642
-------------------------------------------------------------------------------------------------------
Other Financial Instruments*           $          --    $       880,233    $       --    $      880,233
=======================================================================================================

*     Other financial instruments include credit default swaps.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------
                                                                  Senior Floating
                                     Common        Corporate      Rate Loan
                                     Stocks        Bonds          Interests          Total
-------------------------------------------------------------------------------------------------
Balance as of 10/31/10               $  194,698    $ 1,047,000    $  1,653,959       $ 2,895,657
Realized gain (loss)1                        --             --              --                --
Change in unrealized appreciation
(depreciation)2                         334,246             --        (113,810)          220,436
Net purchases (sales)                        --             --         (44,810)          (44,810)
Transfers in and out of Level 3*      2,724,783             --      (1,495,787)        1,228,996
-------------------------------------------------------------------------------------------------
Balance as of 10/31/11               $3,253,727    $ 1,047,000    $       (448)      $ 4,300,279
=================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*     Transfers are calculated on the beginning of period values.

      Net change in unrealized appreciation of Level 3 investments still held
       and considered Level 3 as of 10/31/11                                     $334,246
                                                                                 ========

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    45

Statement of Assets and Liabilities | 10/31/11 (Consolidated)

ASSETS:
  Investment in securities (including securities loaned of $129,973,450)
   (cost $2,258,387,790)                                                     $2,333,303,642
  Repurchase agreements (cost $323,660,000)                                     323,660,000
-------------------------------------------------------------------------------------------
   Total (cost $2,582,047,790                                                $2,656,963,642
  Cash                                                                           29,744,250
  Receivables --
   Investment securities sold                                                     5,999,216
   Fund shares sold                                                              59,617,977
   Interest                                                                      29,649,900
   Dividends                                                                        282,903
   Due from Pioneer Investment Management, Inc.                                       5,291
  Unrealized appreciation on credit default swap agreements                         880,233
  Other                                                                              45,287
-------------------------------------------------------------------------------------------
     Total assets                                                            $2,783,188,699
-------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                           $   99,599,786
   Fund shares repurchased                                                        5,951,845
   Credit default swap collateral                                                 5,880,000
   Dividends                                                                      1,647,303
   Upon return of securities loaned                                             136,395,348
  Due to affiliates                                                                 961,448
  Unrealized depreciation on unfunded corporate loans                                34,084
  Accrued expenses                                                                  134,894
-------------------------------------------------------------------------------------------
     Total liabilities                                                       $  250,604,708
-------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $2,590,438,002
  Distributions in excess of net investment income                                 (631,044)
  Accumulated net realized loss on investments                                 (132,984,968)
  Net unrealized gain on investments                                             74,881,768
  Net unrealized gain on credit default swaps                                       880,233
-------------------------------------------------------------------------------------------
     Total net assets                                                        $2,532,583,991
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,467,120,096/151,730,356 shares)                       $         9.67
  Class B (based on $82,878,546/8,504,834 shares)                            $         9.75
  Class C (based on $527,822,370/53,628,895 shares)                          $         9.84
  Class R (based on $78,187,316/7,227,121 shares)                            $        10.82
  Class Y (based on $372,279,991/38,490,874 shares)                          $         9.67
  Class Z (based on $4,295,672/460,333 shares)                               $         9.33
MAXIMUM OFFERING PRICE:
  Class A ($9.67 [divided by] 95.5%)                                         $        10.13
===========================================================================================

The accompanying notes are an integral part of these financial statements.

46    Pioneer High Yield Fund | Annual Report | 10/31/11

Statement of Operations (Consolidated)

For the Year Ended 10/31/11

INVESTMENT INCOME:
  Interest                                                  $  159,037,840
  Dividends (net of foreign taxes withheld of $40,793)           9,942,303
  Income from securities loaned, net                               384,065
---------------------------------------------------------------------------------------------
     Total investment income                                                   $  169,364,208
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   17,251,129
  Transfer agent fees and expenses
   Class A                                                       1,239,230
   Class B                                                         354,357
   Class C                                                         427,867
   Class R                                                          19,564
   Class Y                                                         144,243
   Class Z                                                           6,104
  Distribution fees
   Class A                                                       3,934,202
   Class B                                                       1,579,175
   Class C                                                       5,668,833
   Class R                                                         456,993
  Shareholder communications expense                             3,344,045
  Administrative reimbursement                                     820,300
  Custodian fees                                                    65,897
  Registration fees                                                275,234
  Professional fees                                                131,442
  Printing expense                                                 121,639
  Fees and expenses of nonaffiliated Trustees                       93,445
  Miscellaneous                                                    348,535
---------------------------------------------------------------------------------------------
     Total expenses                                                            $   36,282,234
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                     (6,175)
---------------------------------------------------------------------------------------------
     Net expenses                                                              $   36,276,059
---------------------------------------------------------------------------------------------
       Net investment income                                                   $  133,088,149
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
   Investments                                              $  130,094,069
   Class actions                                                   216,651     $  130,310,720
---------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                              $ (151,683,333)
   Unfunded corporate loans                                        (71,837)
   Credit default swaps                                            880,233     $ (150,874,937)
---------------------------------------------------------------------------------------------
  Net loss on investments                                                      $  (20,564,217)
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                         $  112,523,932
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    47

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                    Year Ended
                                                                    10/31/11           Year Ended
                                                                    (Consolidated)     10/31/10
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $    133,088,149   $    141,077,419
Net realized gain on investments and class action                        130,310,720         69,534,226
Change in net unrealized gain (loss) on investments                     (150,874,937)       276,140,337
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $    112,523,932   $    486,751,982
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.54 and $0.47 per share, respectively)                $    (83,378,743)  $    (72,460,963)
   Class B ($0.45 and $0.40 per share, respectively)                      (7,189,824)       (13,155,069)
   Class C ($0.47 and $0.41 per share, respectively)                     (26,016,692)       (26,280,574)
   Class R ($0.56 and $0.50 per share, respectively)                      (4,496,570)        (5,041,495)
   Class Y ($0.57 and $0.51 per share, respectively)                     (19,871,166)       (19,799,731)
   Class Z ($0.56 and $0.50 per share, respectively)                        (272,246)           (96,374)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $   (141,225,241)  $   (136,834,206)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $  1,471,899,307   $  1,255,562,665
Reinvestment of distributions                                            112,974,723        100,904,604
Cost of shares repurchased                                            (1,847,118,549)    (1,772,142,556)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                        $   (262,244,519)  $   (415,675,287)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                       $   (290,945,828)  $    (65,757,511)
NET ASSETS:
Beginning of year                                                      2,823,529,819      2,889,287,330
-------------------------------------------------------------------------------------------------------
End of year                                                         $  2,532,583,991   $  2,823,529,819
-------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income    $       (631,044)  $      3,306,127
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48    Pioneer High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------
                                 '11 Shares      '11 Amount         '10 Shares     '10 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                        97,414,074    $   975,240,210      94,387,088   $ 877,116,917
Reinvestment of distributions       7,079,484         72,373,883       6,324,973      58,563,561
Less shares repurchased          (113,073,190)    (1,145,217,968)   (101,272,169)   (929,363,807)
------------------------------------------------------------------------------------------------
   Net increase (decrease)         (8,579,632)   $   (97,603,875)       (560,108)  $   6,316,671
================================================================================================
Class B
Shares sold or exchanged              675,303    $     6,677,036       1,522,607   $  14,269,679
Reinvestment of distributions         586,124          6,032,444         976,587       9,065,983
Less shares repurchased           (16,984,227)      (175,732,540)    (21,378,104)   (198,746,483)
------------------------------------------------------------------------------------------------
   Net decrease                   (15,722,800)   $  (163,023,060)    (18,878,910)  $(175,410,821)
================================================================================================
Class C
Shares sold                         9,229,813    $    93,067,729      16,824,613   $ 159,998,328
Reinvestment of distributions       1,791,687         18,529,563       1,841,206      17,299,864
Less shares repurchased           (17,090,799)      (177,344,477)    (29,726,359)   (278,242,994)
------------------------------------------------------------------------------------------------
   Net decrease                    (6,069,299)   $   (65,747,185)    (11,060,540)  $(100,944,802)
================================================================================================
Class R
Shares sold                         1,591,536    $    18,243,234       1,938,602   $  19,998,238
Reinvestment of distributions         379,690          4,315,305         467,649       4,816,792
Less shares repurchased            (3,382,231)       (38,241,828)     (6,125,755)    (62,993,476)
------------------------------------------------------------------------------------------------
   Net decrease                    (1,411,005)   $   (15,683,289)     (3,719,504)  $ (38,178,446)
================================================================================================
Class Y
Shares sold                        35,766,117    $   360,803,854      19,675,595   $ 181,904,792
Reinvestment of distributions       1,123,997         11,474,781       1,202,048      11,098,350
Less shares repurchased           (28,844,290)      (294,886,143)    (32,748,053)   (301,428,450)
------------------------------------------------------------------------------------------------
   Net increase (decrease)          8,045,824    $    77,392,492     (11,870,410)  $(108,425,308)
================================================================================================
Class Z
Shares sold                         1,727,174    $    17,867,244         246,206   $   2,274,711
Reinvestment of distributions          24,444            248,747           6,455          60,054
Less shares repurchased            (1,544,665)       (15,695,593)       (149,462)     (1,367,346)
------------------------------------------------------------------------------------------------
   Net increase                       206,953    $     2,420,398         103,199   $     967,419
================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    49

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Year
                                                           Ended             Year           Year           Year          Year
                                                           10/31/11          Ended          Ended          Ended         Ended
                                                           (Consolidated)    10/31/10       10/31/09       10/31/08      10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $     9.88        $     8.69     $     6.99     $  11.51      $    11.13
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $     0.51        $     0.49     $     0.54     $   0.56      $     0.50
 Net realized and unrealized gain (loss) on investments         (0.18)             1.17          1.87         (3.98)           0.88
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $     0.33        $     1.66     $     2.41     $  (3.42)     $     1.38
Distributions to shareowners:
 Net investment income                                          (0.54)            (0.47)         (0.61)       (0.53)          (0.51)
 Net realized gain                                                 --                --          (0.09)       (0.57)          (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $    (0.21)       $     1.19     $     1.70     $  (4.52)     $     0.38
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $     9.67         $    9.88     $     8.69     $   6.99      $    11.51
====================================================================================================================================
Total return*                                                    3.20%            19.66%         37.79%      (32.18)%         13.10%
Ratio of net expenses to average net assets+                     1.16%             1.18%          1.25%        1.20%           1.10%
Ratio of net investment income to average net assets+            4.99%             5.28%          7.41%        5.63%           4.50%
Portfolio turnover rate                                            47%               20%            45%          29%             27%
Net assets, end of period (in thousands)                   $1,467,120        $1,584,198     $1,398,692     $935,580      $1,789,612
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                    1.16%             1.18%          1.25%        1.20%           1.10%
 Net investment income                                           4.99%             5.28%          7.41%        5.63%           4.50%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                    1.16%             1.18%          1.25%        1.20%           1.10%
 Net investment income                                           4.99%             5.28%          7.41%        5.63%           4.50%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50  Pioneer High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------------------
                                                           Year
                                                           Ended             Year         Year         Year          Year
                                                           10/31/11          Ended        Ended        Ended         Ended
                                                           (Consolidated)    10/31/10     10/31/09     10/31/08      10/31/07
------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $   9.95          $   8.74     $   7.03     $  11.56      $  11.18
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.39          $   0.40     $   0.48     $   0.49      $   0.42
 Net realized and unrealized gain (loss) on investments       (0.14)             1.21         1.89        (3.99)         0.88
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.25          $   1.61     $   2.37     $  (3.50)     $   1.30
Distributions to shareowners:
 Net investment income                                        (0.45)            (0.40)       (0.56)       (0.46)        (0.43)
 Net realized gain                                               --                --        (0.09)       (0.57)        (0.49)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.20)         $   1.21     $   1.71     $  (4.53)     $   0.38
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.75          $   9.95     $   8.74     $   7.03      $  11.56
==============================================================================================================================
Total return*                                                  2.41%            18.83%       36.89%      (32.72)%       12.23%
Ratio of net expenses to average net assets+                   2.04%             1.96%        2.04%        1.91%         1.86%
Ratio of net investment income to average net assets+          4.13%             4.52%        6.84%        4.90%         3.75%
Portfolio turnover                                               47%               20%          45%          29%           27%
Net assets, end of period (in thousands)                   $ 82,879          $240,993     $376,790     $382,124      $813,963
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                  2.04%             1.96%        2.04%        1.91%         1.86%
 Net investment income                                         4.13%             4.52%        6.84%        4.90%         3.75%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                  2.04%             1.96%        2.04%        1.90%         1.85%
 Net investment income                                         4.13%             4.52%        6.84%        4.91%         3.76%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/11  51

------------------------------------------------------------------------------------------------------------------------------
                                                           Year
                                                           Ended             Year         Year         Year          Year
                                                           10/31/11          Ended        Ended        Ended         Ended
                                                           (Consolidated)    10/31/10     10/31/09     10/31/08      10/31/07
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  10.04          $  8.83      $   7.10     $  11.68      $  11.28
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.44          $   0.42     $   0.49     $   0.50      $   0.43
 Net realized and unrealized gain (loss) on investments       (0.17)             1.20         1.91        (4.05)         0.90
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.27          $   1.62     $   2.40     $  (3.55)     $   1.33
Distributions to shareowners:
 Net investment income                                        (0.47)            (0.41)       (0.58)       (0.46)        (0.44)
 Net realized gain                                               --                --        (0.09)       (0.57)        (0.49)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.20)         $   1.21     $   1.73     $  (4.58)     $   0.40
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.84          $  10.04     $   8.83     $   7.10      $  11.68
==============================================================================================================================
Total return*                                                  2.59%            18.79%       37.01%      (32.78)%       12.35%
Ratio of net expenses to average net assets+                   1.87%             1.88%        1.98%        1.89%         1.85%
Ratio of net investment income to average net assets+          4.32%             4.60%        6.78%        4.94%         3.76%
Portfolio turnover rate                                          47%               20%          45%          29%           27%
Net assets, end of period (in thousands)                   $527,822          $599,656     $624,726     $483,992      $964,063
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                  1.87%             1.88%        1.98%        1.89%         1.85%
 Net investment income                                         4.32%             4.60%        6.78%        4.94%         3.76%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                  1.87%             1.88%        1.98%        1.89%         1.85%
 Net investment income                                         4.32%             4.60%        6.78%        4.94%         3.76%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

52  Pioneer High Yield Fund | Annual Report | 10/31/11

---------------------------------------------------------------------------------------------------------------------------
                                                           Year
                                                           Ended             Year        Year         Year         Year
                                                           10/31/11          Ended       Ended        Ended        Ended
                                                           (Consolidated)    10/31/10    10/31/09     10/31/08     10/31/07
---------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $ 11.03           $  9.70     $   7.79     $ 12.74      $ 12.28
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.54           $  0.49     $   0.58     $  0.60      $  0.53
 Net realized and unrealized gain (loss) on investments      (0.19)             1.34         2.09       (4.42)       0.96
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.35           $  1.83     $   2.68     $ (3.82)     $  1.49
Distributions to shareowners:
 Net investment income                                       (0.56)            (0.50)       (0.67)      (0.56)       (0.54)
 Net realized gain                                              --                --        (0.09)      (0.57)       (0.49)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.21)          $  1.33     $   1.91     $ (4.95)     $  0.46
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.82           $ 11.03     $   9.70     $  7.79      $ 12.74
===========================================================================================================================
Total return*                                                 3.03%            19.32%       37.73%     (32.36)%      12.76%
Ratio of net expenses to average net assets+                  1.46%             1.49%        1.47%       1.47%        1.34%
Ratio of net investment income to average net assets+         4.73%             5.00%        7.23%       5.44%        4.24%
Portfolio turnover rate                                         47%               20%          45%         29%          27%
Net assets, end of period (in thousands)                   $78,187           $95,303     $119,846     $78,537      $98,353
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                 1.46%             1.19%        1.47%       1.47%        1.34%
 Net investment income                                        4.73%             5.00%        7.23%       5.44%        4.24%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                 1.46%             1.49%        1.47%       1.47%        1.34%
 Net investment income                                        4.73%             5.00%        7.23%       5.44%        4.24%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/11  53

------------------------------------------------------------------------------------------------------------------------------
                                                           Year
                                                           Ended             Year         Year         Year          Year
                                                           10/31/11          Ended        Ended        Ended         Ended
                                                           (Consolidated)    10/31/10     10/31/09     10/31/08      10/31/07
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $   9.88          $   8.69     $   6.99     $  11.48      $  11.11
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.55          $   0.51     $   0.57     $   0.60      $   0.55
 Net realized and unrealized gain (loss) on investments       (0.19)             1.19         1.87        (3.95)         0.87
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.36          $  1.70      $   2.44     $  (3.35)     $   1.42
Distributions to shareowners:
 Net investment income                                        (0.57)            (0.51)       (0.65)       (0.57)        (0.56)
 Net realized gain                                               --                --        (0.09)       (0.57)        (0.49)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.21)         $   1.19     $   1.70     $  (4.49)     $   0.37
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.67          $   9.88     $   8.69     $   6.99      $  11.48
==============================================================================================================================
Total return*                                                  3.55%            20.16%       38.59%      (31.79)%       13.48%
Ratio of net expenses to average net assets+                   0.81%             0.79%        0.78%        0.76%         0.71%
Ratio of net investment income to average net assets+          5.33%             5.67%        7.95%        6.15%         4.88%
Portfolio turnover rate                                          47%               20%          45%          29%           27%
Net assets, end of period (in thousands)                   $372,280          $300,881     $367,933     $253,593      $317,661
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                  0.81%             0.79%        0.78%        0.76%         0.71%
 Net investment income                                         5.33%             5.67%        7.95%        6.15%         4.88%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                  0.81%             0.79%        0.78%        0.76%         0.71%
 Net investment income                                         5.33%             5.67%        7.95%        6.15%         4.88%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

54  Pioneer High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------------------
                                                           Year
                                                           Ended             Year        Year        Year
                                                           10/31/11          Ended       Ended       Ended        7/6/07 to
                                                           (Consolidated)    10/31/10    10/31/09    10/31/08     10/31/07 (a)
------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                       $  9.86           $  8.65     $  7.01     $ 11.51      $ 11.42
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.53           $  0.53     $  0.58     $  0.60      $  0.17
 Net realized and unrealized gain (loss) on investments      (0.50)             1.18        1.80       (3.95)        0.09
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.03           $  1.71     $  2.38     $ (3.35)     $  0.26
Distributions to shareowners:
 Net investment income                                       (0.56)            (0.50)      (0.65)      (0.58)       (0.17)
 Net realized gain                                              --                --       (0.09)      (0.57)          --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.53)          $  1.21     $  1.64     $ (4.50)     $  0.09
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.33           $  9.86     $  8.65     $  7.01      $ 11.51
==============================================================================================================================
Total return*                                                 0.06%            20.35%      37.48%     (31.76)%       2.35%(b
Ratio of net expenses to average net assets+                  0.85%             0.85%       0.85%       0.85%        0.67%**
Ratio of net investment income to average net assets+         5.15%             5.60%       7.49%       6.34%        4.92%**
Portfolio turnover rate                                         47%               20%         45%         29%          27%(b)
Net assets, end of period (in thousands)                   $ 4,296           $ 2,499     $ 1,300     $   247      $   101
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                 0.97%             0.98%       0.98%       1.02%        0.67%**
 Net investment income                                        5.03%             5.47%       7.36%       6.17%        4.92%**
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                 0.85%             0.85%       0.85%       0.85%        0.67%**
 Net investment income                                        5.15%             5.60%       7.49%       6.34%        4.92%**
==============================================================================================================================

(a)   Class Z shares were first publicly offered on July 6, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/11  55

Notes to Financial Statements | 10/31/11 (Consolidated)

1.    Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

56    Pioneer High Yield Fund | Annual Report | 10/31/11

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

      Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At October 31, 2011, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.17% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings,

                        Pioneer High Yield Fund | Annual Report | 10/31/11    57
      the financial condition of the company, current market conditions and comparable securities.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At October 31, 2011, the Fund had a net capital loss carryforward of $131,170,984 which will expire in 2017 if not utilized.

      At October 31, 2011, the Fund reclassified $13,939 to decrease paid-in capital, $4,199,921 to decrease distributions in excess of net investment income and $4,185,982 to increase accumulated net realized loss, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

58    Pioneer High Yield Fund | Annual Report | 10/31/11

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 was as follows:

--------------------------------------------------------------------------------
                                                           2011             2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $141,225,241     $136,834,206
--------------------------------------------------------------------------------
   Total                                           $141,225,241     $136,834,206
================================================================================

      The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                    $    8,923,954
Capital loss carryforward                                          (131,170,984)
Dividend payable                                                     (1,647,303)
Net unrealized gain                                                  66,040,322
--------------------------------------------------------------------------------
   Total                                                         $  (57,854,011)
================================================================================

      The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, credit default swaps, and interest on defaulted bonds.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $94,995 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2011.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    59

      During the year ended October 31, 2011, the Fund recognized gains of $216,651 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.    Risks

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

60    Pioneer High Yield Fund | Annual Report | 10/31/11

G.    Securities Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H.    Credit Default Swap Agreements

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront

                        Pioneer High Yield Fund | Annual Report | 10/31/11    61
      payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

      The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

      During the year ended October 31, 2011, the Fund opened three credit default swap contracts, with a notional amount of $104,000,000, which was still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.63% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. Fees waived and expenses reimbursed during the year ended October 31, 2011 are reflected on the Statement of Operations. This expense limitation is in effect through March 1, 2013 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

62    Pioneer High Yield Fund | Annual Report | 10/31/11

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $135,956 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2011.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $2,105,204
Class B                                                                  189,048
Class C                                                                  560,222
Class R                                                                  216,929
Class Y                                                                  264,060
Class Z                                                                    8,582
--------------------------------------------------------------------------------
   Total                                                              $3,344,045
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $698,522 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2011.

4.    Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of October 31, 2011, the Subsidiary represented approximately $2,724,783 or approximately 0.1% of the net assets of the Fund.

5.    Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal

                        Pioneer High Yield Fund | Annual Report | 10/31/11    63
services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $126,970 in distribution fees payable to PFD at October 31, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2011, CDSCs in the amount of $142,033 were paid to PFD.

6.    Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2011, the Fund's expenses were not reduced under such arrangements.

7.    Line of Credit Facility

The Fund has a $100 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $100 million or the limit set for borrowings by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the Federal Funds Rate as in effect on that day, plus 1.15% on an annualized basis or the overnight London Interbank Offered Rate (LIBOR) as in effect on that day plus 1.15% on an annualized basis. The

64    Pioneer High Yield Fund | Annual Report | 10/31/11

Fund pays a quarterly commitment fee for this facility. For the year ended October 31, 2011, there were no borrowings outstanding.

8.    Unfunded Loan Commitments

As of October 31, 2011, the Fund had unfunded loan commitments of approximately $757,426 (excluding unrealized depreciation on those commitments of $34,084 as of October 31, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------------
                                                                            Unrealized
Loan                                     Shares     Cost        Value       Loss
--------------------------------------------------------------------------------------
National Specialty Hospitals, Delayed
 Draw Term Loan                          757,426    $757,426    $723,342    $ (34,084)
--------------------------------------------------------------------------------------
 Total                                                                      $ (34,084)
======================================================================================

9.    Additional Disclosures about Derivative Instruments and Hedging
      Activities:

Values of derivative instruments as of October 31, 2011 were as follows:

-------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments        Asset Derivatives 2011        Liabilities Derivatives 2011
Under Accounting          -----------------------------------------------------------
Standards Codification    Balance Sheet                  Balance Sheet
(ASC) 815                 Location         Value         Location             Value
Credit Default Swaps      Receivables      $880,233      Payables             $--
-------------------------------------------------------------------------------------
   Total                                   $880,233                           $--
=====================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011 was as follows:

------------------------------------------------------------------------------------------
Derivatives Not                                                             Change in
Accounted for as                                             Realized       Unrealized
Hedging Instruments                                          Loss on        Gain or (Loss)
Under Accounting          Location of Gain or (Loss)         Derivatives    on Derivatives
Standards Codification    On Derivatives Recognized          Recognized     Recognized
(ASC) 815                 in Income                          in Income      in Income
------------------------------------------------------------------------------------------
Credit Default Swaps      Change in net unrealized gain                     $880,233
                          (loss) on credit default swaps

                        Pioneer High Yield Fund | Annual Report | 10/31/11    65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Yield Fund
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the consolidated schedule of investments, as of October 31, 2011, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the year then ended, and the statement of changes in net assets for the year ended October 31, 2010 and the financial highlights for each of the periods indicated therein, ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2011, the consolidated results of its operations, the consolidated changes in its net assets, and the consolidated financial highlights for the year then ended, and the changes in net assets for the year ended October 31, 2010 and the financial highlights for each of the periods indicated therein, ended October 31, 2010, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
December 23, 2011

66    Pioneer High Yield Fund | Annual Report | 10/31/11

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 76.34%.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    67

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

68    Pioneer High Yield Fund | Annual Report | 10/31/11

Interested Trustees

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Chairman of the Board,    Trustee since 1999.
                              Trustee and President     Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee and Executive     Trustee since 2007.
                              Vice President            Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
Name and Age                  Principal Occupation                                                 Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Non-Executive Chairman and a director of Pioneer Investment          None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional Asset
                              Management, Inc. (since 2006); Director of Pioneer Alternative
                              Investment Management Limited (Dublin, until October 2011);
                              President and a director of Pioneer Alternative Investment Man-
                              agement (Bermuda) Limited and affiliated funds; Deputy Chair-
                              man and a director of Pioneer Global Asset Management S.p.A.
                              ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate
                              Investment Fund (Russia) (until June 2006); Director of Nano-C,
                              Inc. (since 2003); Director of Cole Management Inc. (since
                              2004); Director of Fiduciary Counseling, Inc.; President and
                              Director of Pioneer Funds Distributor, Inc. ("PFD") (until May
                              2006); President of all of the Pioneer Funds; and Of Counsel,
                              Wilmer Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Director, CEO and President of PIM-USA (since February 2007);        None
                              Director and President of Pioneer and Pioneer Institutional Asset
                              Management, Inc. (since February 2007); Executive Vice Presi-
                              dent of all of the Pioneer Funds (since March 2007); Director of
                              PGAM (2007 - 2010); Head of New Europe Division, PGAM
                              (2000 - 2005); and Head of New Markets Division, PGAM
                              (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                          Pioneer High Yield Fund | Annual Report | 10/31/11  69

Independent Trustees

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee                   Trustee since 2005.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Mary K. Bush (63)             Trustee                   Trustee since 1999.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
 Name and Age                 Principal Occupation                                                 Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Managing Partner, Federal City Capital Advisors (corporate advi-     Director of Enterprise
                              sory services company) (1997 - 2004 and 2008 - present); Interim     Community Investment, Inc.
                              Chief Executive Officer, Oxford Analytica, Inc. (privately held      (privately held affordable
                              research and consulting company) (2010); Executive Vice President    housing finance company) (1985
                              and Chief Financial Officer, I-trax, Inc. (publicly traded health    - 2010); Director of Oxford
                              care services company) (2004 - 2007); and Executive Vice             Analytica, Inc. (2008 -
                              President and Chief Financial Officer, Pedestal Inc. (internet-      present); Director of The
                              based mortgage trading company) (2000 - 2002)                        Swiss Helvetia Fund, Inc.
                                                                                                   (closed-end fund) (2010 -
                                                                                                   present); and Director of New
                                                                                                   York Mortgage Trust (publicly
                                                                                                   traded mortgage REIT) (2004 -
                                                                                                   2009)
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)             Chairman, Bush International, LLC (international financial advi-     Director of Marriott Interna-
                              sory firm) (1991 - present); Senior Managing Director, Brock         tional, Inc. (2008 -
                              Capital Group, LLC (strategic business advisors) (2010 -             present); Director of Dis-
                              present); Managing Director, Federal Housing Finance Board           cover Financial Services
                              (oversight of Federal Home Loan Bank system) (1989 - 1991);          (credit card issuer and elec-
                              Vice President and Head of International Finance, Federal            tronic payment services)
                              National Mortgage Association (1988 - 1989); U.S. Alternate          (2007 - present); Former
                              Executive Director, International Monetary Fund (1984 - 1988);       Director of Briggs & Stratton
                              Executive Assistant to Deputy Secretary of the U.S. Treasury, U.S.   Co. (engine manufacturer)
                              Treasury Department (1982 - 1984); and Vice President and            (2004 - 2009); Former
                              Team Leader in Corporate Banking, Bankers Trust Co. (1976 -          Director of UAL Corporation
                              1982)                                                                (airline holding company)
                                                                                                   (2006 - 2010); Director of
                                                                                                   ManTech International Cor-
                                                                                                   poration (national security,
---------------------------------------------------------------------------------------------------------------------------------

70  Pioneer High Yield Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
Mary K. Bush (continued)
--------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee                   Trustee since 2008.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
 Name and Age                 Principal Occupation                                                 Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                           defense, and intelligence
                                                                                                   technology firm) (2006 -
                                                                                                   present); Member, Board of
                                                                                                   Governors, Investment Com-
                                                                                                   pany Institute (2007 -
                                                                                                   present); Member, Board of
                                                                                                   Governors, Independent
                                                                                                   Directors Council (2007 -
                                                                                                   present); Former Director of
                                                                                                   Brady Corporation (2000 -
                                                                                                   2007); Former Director of
                                                                                                   Mortgage Guaranty Insur-
                                                                                                   ance Corporation (1991 -
                                                                                                   2006); Former Director of
                                                                                                   Millennium Chemicals, Inc.
                                                                                                   (commodity chemicals)
                                                                                                   (2002 - 2005); Former
                                                                                                   Director, R.J. Reynolds
                                                                                                   Tobacco Holdings, Inc.
                                                                                                   (tobacco) (1999-2005);
                                                                                                   and Former Director of
                                                                                                   Texaco, Inc. (1997 - 2001)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     William Joseph Maier Professor of Political Economy, Harvard         Trustee, Mellon Institutional
                              University (1972 - present)                                          Funds Investment Trust and
                                                                                                   Mellon Institutional Funds
                                                                                                   Master Portfolio (oversaw
                                                                                                   17 portfolios in fund com-
                                                                                                   plex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Yield Fund | Annual Report | 10/31/11
71

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Trustee                   Trustee since 1999.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Thomas J. Perna (61)          Trustee                   Trustee since 2006.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (63)      Trustee                   Trustee since 1999.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Stephen K. West (83)          Trustee                   Trustee since 1999.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
 Name and Age                 Principal Occupation                                                 Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Founding Director, Vice President and Corporate Secretary, The       None
                              Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and Organiza-
                              tional Learning, Xerox PARC, Xerox's Advance Research Center
                              (1990 - 1994)
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)          Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-     Director, Broadridge Finan-
                              ogy products for securities lending industry) (2008 - present);      cial Solutions, Inc. (investor
                              private investor (2004 - 2008); and Senior Executive Vice Presi-     communications and securi-
                              dent, The Bank of New York (financial and securities services)       ties processing provider for
                              (1986 - 2004)                                                        financial services industry)
                                                                                                   (2009 - present); and
                                                                                                   Director, Quadriserv, Inc.
                                                                                                   (2005 - present)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)      President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                              Inc. (investment banking firm) (1981 - present)                      High Income Fund, Inc.
                                                                                                   (closed-end investment
                                                                                                   company) (2004 - present);
                                                                                                   and member, Board of Gov-
                                                                                                   ernors, Investment Company
                                                                                                   Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -           Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to 1998)       Fund, Inc. (closed-end
                                                                                                   investment company); and
                                                                                                   Director, AMVESCAP, PLC
                                                                                                   (investment manager)
                                                                                                   (1997 - 2005)
---------------------------------------------------------------------------------------------------------------------------------

72  Pioneer High Yield Fund | Annual Report | 10/31/11

Fund Officers

------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary                 Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
------------------------------------------------------------------------------
Carol B. Hannigan (50)        Assistant Secretary       Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant Secretary       Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer                 Since 2008. Serves at
                                                        the discretion of the
                                                        Board.
------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Treasurer       Since 2000. Serves at
                                                        the discretion of the
                                                        Board.
------------------------------------------------------------------------------
Gary Sullivan (53)            Assistant Treasurer       Since 2002. Serves at
                                                        the discretion of the
                                                        Board.
------------------------------------------------------------------------------

Fund Officers
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
 Name and Age                 Principal Occupation                                                 Held by this Officer
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer since        None
                              January 2008 and Secretary of all of the Pioneer Funds since
                              June 2010; Assistant Secretary of all of the Pioneer Funds from
                              September 2003 to May 2010; and Vice President and Senior
                              Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)        Fund Governance Director of Pioneer since December 2006 and          None
                              Assistant Secretary of all the Pioneer Funds since June 2010;
                              Manager - Fund Governance of Pioneer from December 2003 to
                              November 2006; and Senior Paralegal of Pioneer from January
                              2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary of        None
                              all the Pioneer Funds since June 2010; and Vice President and
                              Counsel at State Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President - Fund Accounting, Administration and Controller-     None
                              ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                              since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                              Funds from March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Vice President - Fund Accounting, Administration and       None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)            Fund Accounting Manager - Fund Accounting, Administration and        None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

                          Pioneer High Yield Fund | Annual Report | 10/31/11
73

-----------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
-----------------------------------------------------------------------------
David F. Johnson (31)         Assistant Treasurer       Since 2009. Serves at
                                                        the discretion of the
                                                        Board.
-----------------------------------------------------------------------------
Jean M. Bradley (59)          Chief Compliance          Since 2010. Serves at
                              Officer                   the discretion of the
                                                        Board.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
 Name and Age                 Principal Occupation                                                 Held by this Officer
-----------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager - Fund Accounting, Administration        None
                              and Controllership Services since November 2008; Assistant
                              Treasurer of all of the Pioneer Funds since January 2009; and
                              Client Service Manager - Institutional Investor Services at State
                              Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)          Chief Compliance Officer of Pioneer and of all the Pioneer Funds     None
                              since March 2010; Director of Adviser and Portfolio Compliance
                              at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                              October 2005
-----------------------------------------------------------------------------------------------------------------------

74  Pioneer High Yield Fund | Annual Report | 10/31/11

                           This page for your notes.

                        Pioneer High Yield Fund | Annual Report | 10/31/11    75

                           This page for your notes.

76    Pioneer High Yield Fund | Annual Report | 10/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $45,486 in 2011 and approximately
$45,486 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2011 or 2010.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2011 and $8,290 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2011 and $8,290 in 2010.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2011

* Print the name and title of each signing officer under his or her signature.